UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

CARROLS RESTAURANT GROUP, INC.

 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

CARROLS RESTAURANT GROUP, INC.
968 James Street
Syracuse, NY 13203
________________________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held June 10, 2016
________________________________________________
To the Stockholders of
Carrols Restaurant Group, Inc.:
You are invited to attend the annual meeting of stockholders, which we refer to as the "meeting", of CARROLS RESTAURANT GROUP, INC., a Delaware corporation, which we refer to as “we”, “us”, “our, ” the “Company” and “Carrols Restaurant Group”, at the Crowne Plaza Hotel Syracuse, 701 East Genesee Street, Syracuse, New York 13210 on Friday, June 10, 2016, at 9:00 A.M. (EDT), for the following purposes:

(1)	To elect one director of the Company as a Class I director to serve for a term of three years and until a successor has been duly elected and qualified;

(2)	To approve the adoption of the Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan;

(3)	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2016 fiscal year;

(4)
To consider and vote on a non-binding stockholder proposal to request that the Company's board of directors initiate the appropriate processes to amend the Company's certificate of incorporation and/or by-laws to require a majority vote in uncontested elections of directors of the Company, if properly presented at the meeting; and

(5)	To consider and act upon such other matters as may properly come before the meeting.
Only stockholders of record at the close of business on April 15, 2016, which we refer to as the "record date", are entitled to receive notice of, and to vote at, the meeting, and at any adjournment or adjournments thereof. A list of our stockholders as of the close of business on April 15, 2016 will be available for inspection during business hours for ten days prior to the meeting at our principal executive offices located at 968 James Street, Syracuse, New York 13203.
If you are a stockholder of record, the inspector of election will have your name on a list and you will be able to gain entry to the meeting upon presentation of some form of government-issued photo identification such as a driver’s license, state-issued ID card or passport. If you are not a stockholder of record, but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as an account statement or similar evidence of ownership, along with a form of photo identification referred to above. If you do not comply with the procedures outlined above, you will not be admitted to the meeting.
We are taking advantage of the Securities and Exchange Commission rule that allows us to deliver our proxy materials (which include the proxy statement included with this notice, our 2015 annual report and form of proxy card) to stockholders via the Internet. As a result, our stockholders will receive a mailing containing only a notice of the meeting instead of paper copies of our proxy materials.
Your vote is important. Whether or not you plan to attend the meeting, please review our proxy materials and request a proxy card to sign, date and return or submit your proxy by telephone or through the Internet. If you attend the meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card or voted by telephone or the Internet.

By order of the Board of Directors,

WILLIAM E. MYERS,
Vice President, General Counsel and Secretary
Syracuse, New York
April 29, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2016

The Company’s Proxy Statement for the 2016 Annual Meeting of Stockholders is available at www.proxyvote.com.

CARROLS RESTAURANT GROUP, INC.
968 James Street
Syracuse, NY 13203
____________________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
June 10, 2016
________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors, also referred to as the "board of directors" or the "board", of CARROLS RESTAURANT GROUP, INC., a Delaware corporation, to be used at the annual meeting of stockholders, which we refer to as the "meeting", of the Company which will be held at Crowne Plaza Hotel Syracuse, 701 East Genesee Street, Syracuse, New York 13210 on Friday, June 10, 2016, at 9:00 A.M. (EDT), and at any adjournment or adjournments thereof. Only stockholders of record at the close of business on April 15, 2016, which we refer to as the “record date”, will be entitled to vote at the meeting.
All references in this Proxy Statement to “Carrols Restaurant Group,” the “Company”, “we”, “us” and “our” refer to Carrols Restaurant Group, Inc.
Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, which we refer to as the “SEC”, we have elected to provide access to our proxy materials (which include this proxy statement, our 2015 annual report and form of proxy) via the Internet. A Notice of Internet Availability of Proxy Materials, which we refer to as the “notice" will be mailed to our stockholders of record and beneficial owners (stockholders who own their stock through a nominee such as a bank or broker). The document will instruct stockholders on how to access the proxy materials on a secure website referred to in the notice or how to request printed copies.
In addition, by following the instructions in the notice, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
Your vote is important. Your shares can be voted at the meeting only if you are present in person or represented by proxy. Even if you plan to attend the meeting, we urge you to authorize your proxy in advance. You may complete your proxy and authorize your vote by proxy over the Internet or by telephone. In addition, if you received paper copies of the proxy materials by mail, you can also complete your proxy and authorize your vote by mail by following the instructions on the proxy card. Completing your proxy and authorizing your vote by proxy over the Internet, by telephone or by written proxy card will ensure your representation at the meeting regardless of whether you attend in person.
We encourage you to complete your proxy and authorize your vote by proxy electronically by going to the website www.proxyvote.com and entering your 12-digit control number located on your proxy card to create an electronic voting instruction form or complete your proxy and authorize your vote by calling the toll-free number (for residents of the United States and Canada) listed on your notice and proxy card. Please have your notice or proxy card in hand when going online or calling. If you complete your proxy and authorize your vote by proxy electronically over the Internet, you do not need to return your proxy card. If you choose to complete your proxy by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.
If you hold your shares beneficially in street name through a nominee (such as a bank or broker), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

You may revoke your proxy at any time before it is voted at the meeting by:

•	properly executing and delivering a later-dated proxy (including a telephone or Internet proxy authorization);

•	voting by ballot at the meeting; or

•	sending a written notice of revocation to the inspector of election in care of the Corporate Secretary of the Company at the address listed above.
Unless so revoked, the shares represented by proxies will be voted at the meeting. The shares represented by the proxies solicited by our board of directors will be voted in accordance with the directions given in the proxies, but if no direction is given, such shares will be voted (i) FOR the election of the one named director nominee as a Class I director, (ii) FOR the approval of the adoption of the Carrols Restaurant Group, Inc, 2016 Stock Incentive Plan, (iii) FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the 2016 fiscal year, and (iv) ABSTAIN on the non-binding stockholder proposal to request that the Company's board of directors initiate the appropriate processes to amend the Company's certificate of incorporation and/or by-laws to require a majority vote in uncontested elections of directors of the Company, if properly presented at the meeting. Our board of directors, after careful consideration, is not making a recommendation either in favor or opposed to proposal 4, the stockholder proposal concerning majority voting. As a result, if a properly executed proxy is submitted and no instructions are given, the proxy will not be voted with respect to this proposal.
Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the board of directors before the meeting to serve as inspector of election at the meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the meeting and entitled to vote on the subject matter is required to elect the director nominee to the board of directors, (ii) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to approve the adoption of the Carrols Restaurant Group, Inc, 2016 Stock Incentive Plan, (iii) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2016 fiscal year, (iv) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to approve the non-binding stockholder proposal to request that the Company's board of directors initiate the appropriate processes to amend the Company's certificate of incorporation and/or by-laws to require a majority vote in uncontested elections of directors of the Company, if properly presented at the meeting, and (v) a majority of the shares present at the meeting and entitled to vote on the subject matter is required to approve any other business which may properly come before the meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors. Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals.
If your shares are held in "street name", you have the right to direct your broker, bank or nominee how to vote. If you do not provide voting instructions, under the New York Stock Exchange rules, your broker, bank or nominee may only vote shares on discretionary matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Proposal 3 is considered a discretionary item and may be voted in the absence of instructions. Proposals 1, 2 and 4 are non-discretionary items, and your broker, bank or nominee may not vote your shares on these items in the absence of voting instructions.
Our principal executive offices are located at 968 James Street, Syracuse, New York 13203. The approximate date on which the Notice was first sent or given to stockholders was on or about April 29, 2016.
 On May 30, 2012, we and Carrols LLC, our indirect wholly-owned subsidiary, which we refer to as "Carrols LLC", purchased 278 of Burger King Corporation's ("BKC") company-owned restaurants, which we refer to as the "2012 acquired restaurants", located in Ohio, Indiana, Kentucky, Pennsylvania, North Carolina, South Carolina and

Virginia, which we refer to as the "2012 acquisition". As part of the consideration paid to BKC in the 2012 acquisition, on May 30, 2012, we issued 100 shares of our Series A Preferred Stock to BKC.

VOTING SECURITIES
Our outstanding Series A Convertible Preferred Stock, which we refer to as the “Series A Preferred Stock”, votes with our common stock on an as-converted basis. We had outstanding 35,827,660 shares of our common stock, par value $.01 per share and 100 shares of Series A Preferred Stock, par value $0.01 per share, at the close of business on April 15, 2016. Each share of common stock is entitled to one vote on each matter as may properly be brought before the meeting. As of the record date, all 100 outstanding shares of Series A Preferred Stock are owned by BKC.
As of the record date, each share of Series A Preferred Stock is convertible into 94,145.8 fully paid and nonassessable shares of common stock (or an aggregate of 9,414,580 shares of our common stock). The Series A Preferred Stock votes with our common stock on an as-converted basis. As the owner of all of our outstanding shares of Series A Preferred Stock, BKC will be entitled to vote a total of 9,414,580 shares of common stock issuable upon the conversion of the Series A Preferred Stock on all matters properly brought before the meeting. All of such shares of common stock issuable upon conversion of the Series A Preferred Stock are included in the determination of the number of shares present at the meeting for quorum purposes. Only stockholders of record at the close of business on April 15, 2016 will be entitled to vote.

PROPOSAL 1—ELECTION OF DIRECTORS
Our board of directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms, except for our two Class A directors as described below. The terms of office of our Class I, Class II and Class III directors are:

•	Class I director, whose term will expire at the meeting and when his successor is duly elected and qualifies;

•	Class II directors, whose term will expire the Annual Meeting of Stockholders to be held in 2017 and when their successors are duly elected and qualify; and

•	Class III directors, whose term will expire at the Annual Meeting of Stockholders to be held in 2018 and when their successors are duly elected and qualify.
Our Class I director is Daniel T. Accordino; our Class II directors are Joel M. Handel and Hannah Craven; and our Class III directors are David S. Harris and Manuel A. Garcia III. Additionally, in connection with the issuance of Series A Preferred Stock to BKC, since January 2015, José E. Cil, Executive Vice President and President, Burger King, of Restaurant Brands International Inc., the indirect parent company of BKC, serves as one of our two Class A directors and since October 2013, Alexandre Macedo, BKC's President of North America, has served as the second of our two Class A directors. As further described under "Certain Relationships and Related Transactions—Series A Convertible Preferred Stock", the terms of the Series A Preferred Stock issued to BKC in connection with the 2012 acquisition provide that BKC is entitled to elect two Class A directors subject to certain conditions. Each Class A director, in his capacity as a member of our board of directors, is afforded the same rights and privileges as the other members of our board of directors, including, without limitation, rights to indemnification, insurance, notice, information and the reimbursement of expenses.
One director will be elected at the meeting as the Class I director of the Company for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2019 and until his successor shall have been elected and shall qualify. The election of directors requires the affirmative vote of a plurality of the shares of common stock present (including the shares of Series A Preferred Stock on an as-converted basis) in person or by proxy at the meeting. Each proxy received will be voted FOR the election of the nominee named below unless otherwise specified in the proxy. At this time, our board of directors knows of no reason why the nominee would be unable to serve. There are no arrangements or understandings between the nominee and any other person pursuant to which such person was selected as a nominee.
Our Corporate Governance and Nominating Committee has reviewed the qualifications of the nominee for director and has recommended the nominee for election to the board of directors.
Director Nominee's Principal Occupation, Business Experience, Qualifications and Directorships

Name of Nominee	Principal Occupation	Age	Year Became a Director
Daniel T. Accordino	Chairman of the Board of Directors, CEO and President of Carrols Restaurant Group, Inc.	65	1993
Daniel T. Accordino has been Chief Executive Officer of Carrols Restaurant Group since January 1, 2012 and Chairman of the board of directors since January 1, 2015. Mr. Accordino has been President and a director of Carrols Restaurant Group since February 1993 and was Chief Operating Officer of Carrols Restaurant Group from February 1993 to December 2011. Before that, Mr. Accordino served as Executive Vice President - Operations from December 1986 and as Senior Vice President of Carrols Corporation, our wholly owned subsidiary, which we refer to as "Carrols", from April 1984. From 1979 to April 1984, he was Vice President of Carrols responsible for restaurant operations, having previously served as Assistant Director of Restaurant Operations. Mr. Accordino has been an employee of ours since 1972.
Mr. Accordino’s experience as our Chairman of the board of directors since January 1, 2015, Chief Executive Officer since January 1, 2012, as a director and President since 1993, past experience as our Chief Operating Officer from 1993 to 2011 and as an employee of the Company in various capacities since 1972 gives him outstanding skills and insight into our challenges as well as extensive knowledge of the restaurant industry. Mr. Accordino brings to the board significant leadership, management, operational, financial and brand management experience.

The board of directors unanimously recommends a vote FOR the election of the named Class I nominee to our board of directors, Daniel T. Accordino. Proxies received in response to this solicitation will be voted FOR the election of the named Class I nominee to our board of directors unless otherwise specified in the proxy.
Principal Occupation, Business Experience, Qualifications and Directorships of Other Members of the Board of Directors
The following table sets forth information with respect to each of the other members of the board of directors whose term extends beyond the meeting, including the Class of such director and the year in which each such director’s term would expire.

Name	Age	Year Became a Director	Year Term Expires and Class
Joel M. Handel	80	2006	2017 Class II
Hannah Craven	50	2015	2017 Class II
David S. Harris	56	2012	2018 Class III
Manuel A. Garcia III	72	2013	2018 Class III
Alexandre Macedo	38	2013	2016 Class A
José E. Cil	46	2015	2016 Class A
Joel M. Handel has served as a director since 2006. Since October 2013, Mr. Handel has been a partner in the law firm Schnader Harrison Segal and Lewis, LLP. From November 2008 until joining Schnader Harrison Segal & Lewis, LLP, Mr. Handel was a partner in the law firm Seyfarth Shaw LLP. From 2001 until joining Seyfarth Shaw, Mr. Handel was a partner in the law firm of Brown Raysman Millstein Felder & Steiner LLP which merged with and became a part of Thelen Reid Brown Raysman & Steiner on December 1, 2006. From 1976 to 2001 he was managing partner of the law firm of Baer Marks & Upham LLP.
Mr. Handel has over 30 years' experience as a partner in several major law firms and has a formal background and training in accounting and tax law. He has represented numerous public corporations and has been involved with numerous mergers and acquisitions and other corporate transactions and has significant expertise related to the business, financial, and legal issues facing public companies.
Hannah Craven was appointed to the board of directors on March 27, 2015. Ms. Craven is a co-founder and partner of Stone-Goff Partners LLC ("Stone-Goff"), a private equity firm that focuses on investments in the consumer, business services, media, education, information, and retail/e-commerce industries. Prior to founding Stone-Goff and its predecessor fund in 2006, Ms. Craven was a Managing Director and General Partner of Sandler Capital Management from 1993 until 2006, a private equity firm specializing in investments in the media, communications, and information services industries, where she served as a key investment professional in five sequential private equity partnerships, was a general partner of its long/short hedge fund, and served on the Investment Advisory Board of a high yield CBO. Ms. Craven has over 20 years of experience investing in private equity transactions. Ms. Craven serves on several boards of directors of private portfolio companies of Stone-Goff.
Ms. Craven brings significant experience with the strategic, financial and operational issues of consumer and services companies in connection with her service on the boards of a number of her current and prior firms' past and current portfolio companies.
David S. Harris has served as a director since May 7, 2012. He has served as President of Grant Capital, Inc., a private investment company, since January 2002. From May 2001 until December 2001, Mr. Harris served as a Managing Director in the investment banking division of ABN Amro Securities LLC. From September 1997 until May 2001, Mr. Harris served as a Managing Director and Sector Head of the Retail, Consumer and Leisure Group of ING Barings LLC, a financial institution. From 1986 to 1997, Mr. Harris served in various capacities as a member of the investment banking group of Furman Selz LLC. Mr. Harris is a director of REX American Resources Corporation, a leading producer and marketer of Ethanol and related products and, until December 2015, was a director of Steiner Leisure Limited, a worldwide provider in the fields of beauty, wellness and education. Mr. Harris serves on the Audit Committee,

Compensation Committee and Nomination/Corporate Governance Committee of REX American Resources Corporation and is the Chairman of the Audit Committee of REX American Resources Corporation.
Mr. Harris brings significant experience with the strategic, financial and operational issues of retail companies in connection with his service on the boards of a number of public and private companies.
Manuel A. Garcia III has served as a director since November 15, 2013. Mr. Garcia has served as Chairman of the Board of Directors of Chef Creations, Inc. a privately owned supplier and manufacturer of ready-to-eat custom food products since 1998 and has served as a director since 1998. Mr. Garcia has served as President and Chief Executive Officer of Atlantic Coast Management, Inc., a privately owned operator of various restaurants in the Orlando, Florida area, since 1996. Mr. Garcia previously served on the Board of Directors of BKC from 2003 until October 2010. From 1969 until 2000 Mr. Garcia operated Burger King® restaurants as a franchisee eventually owning and operating a total of 67 Burger King® restaurants.
Mr. Garcia brings significant experience with the strategic, financial and operational issues of restaurant companies and Burger King® restaurant operations in connection with his service on the board of BKC, his ownership and operation of Burger King® restaurants, and his service on boards of a number of public and private restaurant companies.
José E. Cil has served as a Class A director since January 28, 2015. Mr. Cil was appointed Executive Vice President and President, Burger King, of Restaurant Brands International, Inc., the indirect parent company of BKC effective December 15, 2014. Mr. Cil served as Executive Vice President and President of Europe, the Middle East and Africa for Burger King Worldwide Inc. and its predecessor from November 2010 until December 2014. Mr. Cil also served as Vice President and Regional General Manager for Wal-Mart Stores, Inc. in Florida from February 2010 to November 2010. From September 2008 to January 2010, Mr. Cil served as Vice President of Company Operations of BKC and from September 2005 to September 2008, he served as Division Vice President, Mediterranean and NW Europe Divisions, EMEA of a subsidiary of Burger King Corporation.
Mr. Cil brings significant experience with the strategic, financial and operational issues of restaurant companies in connection with his employment as an executive officer of Restaurant Brands International Inc.
Alexandre Macedo has served as a Class A director since October 25, 2013. Mr. Macedo was appointed President of North America of Burger King Worldwide, Inc. in April 2013. Mr. Macedo joined BKC in 2011 as Senior Vice President Marketing, North America, and later was General Manager of the North America Franchise Business. Prior to joining BKC, Mr. Macedo was a founder and partner of True Marketing, a Brazilian based marketing consulting firm from 2008 to 2011. Prior to this, he was head of the Brahma Beer business unit at AmBev from 2003 through 2007. Mr. Macedo received an MBA from Insead in 2003 and BS from NYU Stern School of Business in 1998.
Mr. Macedo brings significant experience with the strategic, financial and operational issues of restaurant companies in connection with his employment as an executive officer of BKC.
Information Regarding Executive Officers

Name	Age	Position
Daniel T. Accordino	65	Chairman of the Board of Directors, Chief Executive Officer and President
Paul R. Flanders	59	Vice President, Chief Financial Officer and Treasurer
Timothy J. LaLonde	59	Vice President, Controller
Richard G. Cross	53	Vice President, Real Estate
William E. Myers	60	Vice President, General Counsel and Secretary
Gerald J. DiGenova	59	Vice President, Human Resources
For biographical information regarding Daniel T. Accordino, please see page 4 of this Proxy Statement.
Paul R. Flanders has been Vice President, Chief Financial Officer and Treasurer since April 1997. From May 7, 2012 until July 16, 2012, Mr. Flanders also served as the Interim Chief Financial Officer of Fiesta Restaurant Group. Before joining us, he was Vice President-Corporate Controller of Fay’s Incorporated, a retail chain, from 1989 to 1997, and Vice President-Corporate Controller for Computer Consoles, Inc., a computer systems manufacturer, from 1982 to 1989. Mr. Flanders was also associated with the accounting firm of Touche Ross & Co. from 1977 to 1982.

Timothy J. LaLonde has been Vice President, Controller since July 1997. Before joining us, he was a controller at Fay’s Incorporated, a retailing chain, from 1992 to 1997. Prior to that, he was a Senior Audit Manager with the accounting firm of Deloitte & Touche LLP, where he was employed since 1978.
Richard G. Cross has been Vice President, Real Estate since July 2001.  Mr. Cross was Director of Real Estate from 1994 until July 2001. Mr. Cross served as a Real Estate Manager from 1993 until 1994 and as a Real Estate Representative from 1987 until 1993. Mr. Cross joined us in May 1984 and held various positions in the Purchasing Department until 1987.
William E. Myers has been General Counsel and Secretary since May 7, 2012. He was appointed Vice President in July 2001. Mr. Myers served as Associate General Counsel from March 2001 through May 7, 2012. Before joining us, Mr. Myers was engaged in private practice beginning in 1982.
Gerald J. DiGenova has been Vice President, Human Resources since July 2001. Mr. DiGenova was Director of Human Resources from January 1996 until June 2001. Mr. DiGenova served as Director of Safety and Risk Management from 1992 until December 1995 and Personnel Manager from January 1985 until January 1992. Mr. DiGenova has been an employee of ours since 1973, when he began as an hourly restaurant team member.
Information Regarding the Board of Directors and Committees
Family Relationships
There are no family relationships between any of our executive officers or directors.
Independence of Directors
During the fiscal year ended January 3, 2016, our board of directors met or acted by unanimous consent on eight occasions. During the fiscal year ended January 3, 2016, each of the directors attended at least 75% of the aggregate number of meetings of the board of directors and of any committees of the board of directors on which they served. We do not have a policy on attendance by directors at our annual meeting of stockholders. One director serving at such time attended our 2015 annual meeting of stockholders.
As required by the listing standards of NASDAQ, a majority of the members of our board of directors must qualify as “independent,” as affirmatively determined by our board of directors. Our board of directors determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”
Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the board of directors has affirmatively determined that a majority of our board of directors is comprised of independent directors. Our independent directors pursuant to NASDAQ listing standards are Messrs. Handel, Harris and Garcia and Ms. Craven.
Committees of the Board
The standing committees of our board of directors consist of an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee, and a Finance Committee. Our board of directors may also establish from time to time any other committees that it deems necessary or advisable.
Audit Committee
Our Audit Committee consists of Messrs. Harris and Handel and Ms. Craven, with Mr. Harris serving as the Chairman of the Audit Committee. All three members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act”, and Rule 5605 of the NASDAQ listing standards. Each member of our Audit Committee is financially literate. In addition, Mr. Harris serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the “Securities Act” , and has the financial sophistication required under the NASDAQ listing standards. Our Audit Committee, among other things:

•	reviews our annual and interim financial statements and reports to be filed with the SEC;

•	monitors our financial reporting process and internal control system;

•	appoints and replaces our independent outside auditors from time to time, determines their compensation and other terms of engagement and oversees their work;

•	oversees the performance of our internal audit function;

•	conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures and monitors the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	oversees our compliance with legal, ethical and regulatory matters.
The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm are approved in advance by our Audit Committee. During the fiscal year ended January 3, 2016, the Audit Committee met or acted by unanimous consent on seven occasions. The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards. A copy of the Audit Committee charter is available on the investor relations section of our website at www.carrols.com.

Audit Committee Report
The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures. The independent registered public accounting firm audits the Company’s financial statements and expresses an opinion on the financial statements based on their audit. The independent registered public accounting firm also performs an annual audit of the Company’s system of internal control over financial reporting and expresses an opinion on these internal controls based on their audit. The Audit Committee oversees on behalf of the board (i) the accounting, financial reporting and internal control processes of the Company and (ii) the audits of the financial statements and internal controls of the Company. The Audit Committee operates under a written charter adopted by the board.
The Company has an Internal Audit Department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives periodic updates of internal audit activity in meetings held at least quarterly throughout the year. Updates include discussions of audit project results, as well as quarterly assessments of internal controls.
The Audit Committee has met and held discussions with management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s financial statements for the year ended January 3, 2016 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed the financial statements with both management and Deloitte. The Audit Committee also discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 114, as amended “Communication with Audit Committees” and Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 5, “An Audit of Internal Control Over Financial Reporting That is Integrated with an Audit of Financial Statements.” The Audit Committee also discussed with Deloitte the firm’s independence from the Company and management, including the independent auditors’ written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the PCAOB.
The Audit Committee also discussed with Deloitte the overall scope and plans for the audit. The Audit Committee met with Deloitte both with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.
Management has completed its annual documentation, testing, and evaluation of the Company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee met periodically, both independently and with management, to review and discuss the Company’s progress in complying with Section 404, including PCAOB Auditing Standard No. 5 regarding the audit of the system of internal control over financial reporting. The Audit Committee also met periodically with Deloitte to discuss our internal controls and the status of the Company’s Section 404 compliance efforts. At the conclusion of the process, management provided the Audit Committee with a report on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee continues to oversee the Company’s efforts related to its internal controls.
Based on the foregoing, we have recommended to the board of directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended January 3, 2016, for filing with the Securities and Exchange Commission.

Audit Committee
David S. Harris, Chairman
Hannah Craven
Joel M. Handel

Compensation Committee
Our Compensation Committee consists of Messrs. Garcia and Harris and Ms. Craven, with Mr. Garcia serving as the Chairman of the Compensation Committee. All three members of our Compensation Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. The purpose of our Compensation Committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

•	provides oversight on the development and implementation of the compensation policies, strategies, plans and programs for our outside directors and disclosure relating to these matters; and

•	reviews and approves the compensation of our Chief Executive Officer and the other executive officers of us and our subsidiaries.
The processes and procedures that the Compensation Committee uses to determine executive officer compensation and outside directors’ compensation are described in the Compensation Discussion and Analysis included in this Proxy Statement. The Compensation Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Compensation Committee.
In March 2016, the Compensation Committee engaged the services of Pearl Meyer, an outside independent compensation consultant, to assist it with a review of the compensation for executive officers and directors of the Company. The nature and scope of Pearl Meyer's assignment and the material elements of the instructions or directions given to Pearl Meyer with respect to the performance of their duties under the engagement are described in the Compensation Discussion and Analysis included in this Proxy Statement.
The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 3, 2016, the Compensation Committee met or acted by unanimous consent on one occasion. A copy of the Compensation Committee charter is available on the investor relations section of our website at www.carrols.com.
Corporate Governance and Nominating Committee
Our Corporate Governance and Nominating Committee consists of Messrs. Handel and Harris, with Mr. Handel serving as the Chairman of the Corporate Governance and Nominating Committee. All of the members of our Corporate Governance and Nominating Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards. Our Corporate Governance and Nominating Committee, among other things:

•
establishes criteria for board and committee membership and recommends to our board of directors proposed nominees for election to the board of directors and for membership on committees of the board of directors;

•	makes recommendations regarding proposals submitted by our stockholders; and

•	makes recommendations to our board of directors regarding corporate governance matters and practices.
The Corporate Governance and Nominating Committee has adopted a formal written Corporate Governance and Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended January 3, 2016, the Corporate Governance and Nominating Committee met or acted by unanimous written consent on two occasions. A copy of the Corporate Governance and Nominating Committee charter is available on the investor relations section of our website at www.carrols.com.
Finance Committee
Our Finance Committee consists of Messrs. Handel and Harris. Paul Flanders, our Vice President, Chief Financial Officer and Treasurer, serves as a non-board advisor of the Finance Committee. Our Finance Committee, among other things:

•
reviews and provides guidance to our board of directors and management about policies relating to the Company’s working capital; stockholder dividends and distributions; share repurchases; significant investments; capital and debt issuances; material financial strategies and strategic investments; and other transactions or financial issues that management desires to have reviewed by the Finance Committee; and

•	obtains or performs an annual evaluation of the Committee’s performance and makes applicable recommendations to the board of directors.

Nominations For The Board Of Directors
The Corporate Governance and Nominating Committee of the board of directors considers director candidates based upon a number of qualifications. The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the board. At a minimum, however, the Corporate Governance and Nominating Committee seeks candidates for director who possess:

•	the highest personal and professional ethics, integrity and values;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	willingness and ability to devote adequate time, energy and resources to diligently perform board and board committee duties and responsibilities; and

•	a commitment to representing the long-term interests of the stockholders.
In addition to such minimum qualifications, the Corporate Governance and Nominating Committee takes into account the following factors when considering a potential director candidate:

•	whether the individual possesses specific industry expertise and familiarity with general issues affecting our business; and

•	whether the person would qualify as an “independent” director under SEC and NASDAQ rules.
The Corporate Governance and Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director. However, the Corporate Governance and Nominating Committee takes into account the importance of diversified board membership in terms of the individuals involved and their various experiences and areas of expertise.
The Corporate Governance and Nominating Committee shall make every effort to ensure that the board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for re-election to the board, the Corporate Governance and Nominating Committee will consider and review such existing director’s board and committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the board.
The Corporate Governance and Nominating Committee has in the past relied upon third-party search firms to identify director candidates, and may employ such firms in the future if so desired. The Corporate Governance and Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and stockholders as a source for potential director candidates. The board retains complete independence in making nominations for election to the board.
The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Pursuant to our amended and restated bylaws, as amended, any stockholder may recommend nominees for director not less than 90 days nor more than 120 days in advance of the anniversary date of the immediately preceding annual meeting of stockholders, by writing to William E. Myers, Vice President, General Counsel and Secretary, Carrols Restaurant Group, Inc., 968 James Street, Syracuse, NY 13203, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Joel M. Handel, the Chairman of the Corporate Governance and Nominating Committee, for further review and consideration in accordance with this policy. Any such stockholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Board Leadership Structure and Role in Risk Oversight
Board Leadership
Mr. Accordino currently serves as Chairman of our board of directors and Chief Executive Officer and President. The board of directors has determined that having the roles of Chairman of the board of directors and Chief Executive Officer in the same individual is the appropriate leadership structure for the Company and in the best interest of our stockholders at this time. This structure promotes the execution of the strategic responsibilities of the board of directors and management because the Chief Executive Officer is the director most familiar with identifying strategic priorities and leading the discussion and execution of our strategy. Our board of directors reserves the right to determine from time to time how to configure the leadership of the board of directors and the Company in the way that best serves us and our stockholders. The board of directors believes that each of the possible leadership structures for a board has its particular pros and cons, which must be considered in the context of the specific circumstances, culture and challenges facing a company, and that such consideration falls squarely on the shoulders of a company’s board and necessitates a diversity of views and experiences. Our board of directors does not have a lead independent director.
The Board recognizes that depending on the circumstances, other leadership models, such as a separate Chairman of the Board, might be appropriate. Accordingly, the Board regularly reviews and reassesses its leadership structure.
Risk Oversight
Our board of directors believes that oversight of risk management is the responsibility of the full board, with support from its committees and senior management. The board of directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risks. We believe that the current leadership structure enhances the board of directors' ability to fulfill this oversight responsibility.
Some risks, particularly those relating to potential operating liabilities, the protection against physical loss or damage to our facilities, and the possibility of business interruption resulting from a large loss event, are contained and managed by legal contracts of insurance. Our insurance contracts are reviewed, managed and procured by our Risk Management and Legal departments along with our Chief Financial Officer to optimize their completeness and efficacy, and our Vice President of Human Resources (who is responsible for Risk Management) advises the board on matters relating to insurance as appropriate. Periodic presentations are made to the board to identify and discuss risks and the mitigation of risk and the board members, particularly the Audit Committee, assesses and oversees business risks as a component of their review of the business and financial activities of the Company.

Code of Ethics
We have adopted written codes of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards. We make our codes of ethics available free of charge on the investor relations section of our website at www.carrols.com. We will disclose on our website amendments to or waivers from our codes of ethics in accordance with all applicable laws and regulations.
Section 16(a) Beneficial Ownership Reporting Compliance
Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our common stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended January 3, 2016.
Stockholder Communications With The Board Of Directors
Any stockholder or other interested party who desires to communicate with our Chairman of the board of directors or any of the other members of the board of directors may do so by writing to: Board of Directors, c/o Daniel Accordino, Chairman of the board of directors, Carrols Restaurant Group, Inc., 968 James Street, Syracuse, NY 13203. Communications may be addressed to the Chairman of the Board, an individual director, a board committee, the non-management directors or the full board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table provides information regarding beneficial ownership of our common stock as of April 15, 2016 and to reflect the conversion of Series A Preferred Stock into shares of our common stock by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our common stock;

•	each of our directors, nominees for director and Named Executive Officers (as defined in “Executive Compensation—Compensation Discussion and Analysis” herein) individually; and

•	all of our directors and executive officers as a group.
There were 35,827,660 shares of our common stock outstanding on April 15, 2016 (without giving effect to the conversion of Series A Preferred Stock).
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.
The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, (i) shares of common stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on April 15, 2016 or became exercisable within 60 days following that date are considered outstanding, including those options to officers and directors authorized by board resolution, but not yet issued and (ii) shares of common stock issuable upon conversion of Series A Preferred Stock held by that person that were convertible on April 15, 2016 or convertible within 60 days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options or convert the Series A Preferred Stock. Except as otherwise indicated, the address for each beneficial owner is c/o Carrols Restaurant Group, Inc., 968 James Street, Syracuse, NY 13203.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class	Percent of Class Giving Effect to the Conversion of Series A Preferred Stock (1)
Burger King Corporation (2)	9,414,580	—	20.8%
Cove Street Capital, LLC (3)	3,189,952	8.9%	7.1%
First Manhattan Co. (4)	2,217,815	6.2%	4.9%
Private Capital Management, LLC (5)	1,833,969	5.1%	4.1%
Daniel T. Accordino	1,116,640	3.1%	2.5%
Paul R. Flanders	259,005	*	*
Richard G. Cross	124,702	*	*
Timothy J. LaLonde	96,353	*	*
William E. Myers	68,463	*	*
David S. Harris	37,338	*	*
Joel M. Handel	34,428	*	*
Manuel A. Garcia III	21,820	*	*
Hannah Craven	14,314	*	*
José E. Cil (6)	—	—	—
Alexandre Macedo (6)	—	—	—
All directors and executive officers as a group	1,889,591	5.3%	4.2%
 _________

*	Less than 1.0%.

(1)
Percentages calculated based on the addition of 9,414,580 shares of common stock, which represents the shares of common stock issuable upon the conversion of shares of Series A Preferred Stock, to the outstanding common stock as of April 15, 2016.

(2)
Information was obtained from a Schedule 13D filed on June 8, 2012 with the SEC. BKC beneficially owns 9,414,580 shares of common stock issuable upon the conversion of shares of Series A Preferred Stock. The shares held by BKC may be deemed to be beneficially owned by Restaurant Brands International Limited Partnership as a result of its indirect ownership of 100% of the outstanding common stock of BKC. The address for BKC is 5505 Blue Lagoon Drive, Miami, Florida 33126. The address for Restaurant Brands International Limited Partnership is 874 Sinclair Road, Oakville, ON L6K2Y1, Canada.

(3)
Information was obtained from a Schedule 13G/A (Amendment No. 4) filed on February 12, 2016 with the SEC. The address for Cove Street Capital, LLC is 2101 East El Segundo Boulevard, Suite 302, El Segundo, California 90245.

(4)
Information was obtained from a Schedule 13G/A (Amendment No. 5) filed on February 12, 2016 with the SEC. The address for First Manhattan Co. is 399 Park Avenue, New York, New York 10022. First Manhattan Co. has sole voting and dispositive power over 169,250 shares, shared voting power over 1,924,951 shares and shared dispositive power over 2,048,565 shares.

(5)
Information was obtained from a Schedule 13G filed on February 11, 2016 with the SEC. The address for Private Capital Management, LLC is 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. Private Capital Management, LLC has sole voting and dispositive power over 571,957 shares and shared voting and dispositive power over 1,262,012 shares.

(6)	The address of Mr. Cil and Mr. Macedo is 5505 Blue Lagoon Drive, Miami, Florida 33126.

Equity Compensation Plans
The following table summarizes the equity compensation plans under which our common stock may be issued as of January 3, 2016. Our stockholders approved all plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	1,842,167
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	1,842,167

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Procedures
The board of directors has assigned responsibility for reviewing related party transactions to our audit committee. The board of directors and the audit committee have adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the audit committee for consideration prior to the consummation of the transaction as required by the rules of the SEC. The audit committee reports to the board of directors on all related party transactions considered.
Series A Convertible Preferred Stock
Upon the closing of the 2012 acquisition, we issued to BKC 100 shares of Series A Preferred Stock which are convertible into an aggregate of 28.9% of the shares of our common stock outstanding, on a fully diluted basis, on May 30, 2012 after giving effect to the issuance of the Series A Preferred Stock (or 9,414,580 shares of our common stock in the aggregate, which we refer to as the "conversion shares"). So long as the number of shares of our common stock into which the outstanding shares of Series A Preferred Stock held by BKC are then convertible constitutes greater than 10% of the outstanding shares of our common stock (on an as-converted basis), BKC has certain approval rights with regards to, among other things: (a) changes to the restaurant remodeling plan agreed to at the time of the closing of the acquisition; (b) modifying our organizational documents; (c) amending the size of our board of directors; (d) the authorization or consummation of any liquidation event, except as permitted pursuant to the operating agreement; (e) engaging in any business other than the acquisition and operation of Burger King restaurants, except following a bankruptcy filing, reorganization or insolvency proceeding by or against BKC or its parent company, Burger King Worldwide, Inc., which filing has not been dismissed within 60 days; (f) issuing, in any single transaction or series of related transactions, shares of our common stock in an amount exceeding 35% of the total number of shares of our common stock outstanding immediately prior to the time of such issuance; and (g) entering into certain affiliated transactions. The Series A Preferred Stock votes with our common stock on an as-converted basis and provides for the right of BKC to elect two members our board of directors as Class A members until the date on which the number of shares of our common stock into which the outstanding shares of the Series A Preferred Stock held by BKC are then convertible constitutes less than 14.5% of the total number of outstanding shares of our common stock, which we refer to as the "director step-down date". From the director step-down date to the date on which the number of converted shares of our common stock constitute less than 10% of the total number of outstanding shares of our common stock, BKC will have the right to elect one member to our board of directors as a Class A member. The Series A Preferred Stock ranks senior to our common stock with respect to rights on liquidation, winding-up and dissolution of Carrols Restaurant Group up to its stated value of $0.01 per share and thereafter pro rata with our common stock on an as converted basis. The Series A Preferred Stock would receive dividends pro rata with our common stock on an as converted basis. The Series A Preferred Stock does not pay interest, is perpetual and has no mandatory prepayment features.
Operating Agreement
Upon the closing of the 2012 acquisition, Carrols LLC and BKC also entered into an operating agreement, which was amended by the First Amendment to the Operating Agreement dated as of January 26, 2015 and by the Second Amendment to Operating Agreement dated as of December 17, 2015, which we refer to as the "operating agreement," which has a term commencing on May 30, 2012 and ending (unless earlier terminated in accordance with the provisions thereof) on the earlier to occur of (i) 20 years from May 30, 2012 or (ii) the date that we operate 1,000 Burger King restaurants. Pursuant to the operating agreement, BKC assigned to us its ROFR under franchise agreements with its franchisees to purchase all of the assets of a Burger King restaurant or substantially all of the voting stock of the franchisee, whether direct or indirect, on the same terms proposed between such franchisee and a third party purchaser, in 20 states as follows: Connecticut (except Hartford county), Delaware, Indiana, Kentucky, Maine, Maryland, Massachusetts (except for Middlesex, Norfolk and Suffolk counties), Michigan, New Hampshire, New Jersey, New York (except for Bronx, Kings, Nassau, New York, Queens, Richmond, Suffolk and Westchester counties), North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Vermont, Virginia, Washington DC, and West Virginia, which we refer to as the “DMAs.” The continued assignment of the ROFR is subject to suspension or termination in the event of non-compliance by us with respect to the agreed upon remodeling schedule of our existing restaurants and the 2012 acquired restaurants as further described below.
In addition, pursuant to the operating agreement, BKC granted us franchise pre-approval, which we refer to as the “franchise pre-approval,” to build new restaurants or acquire restaurants from franchisees in the DMAs until the date that we operate 1,000 restaurants, which we refer to as “new restaurant growth.” We will pay BKC approximately $3.8 million for the ROFR and the franchise pre-approval rights in equal quarterly installments of $190,227 over a five year period, with the first payment made on May 30, 2012, the closing date of the 2012 acquisition.
The grant by BKC to us of franchise pre-approval to develop new restaurants in the DMAs is a non-exclusive right, subject to customary BKC franchise, site and construction approval. Beginning on January 1, 2016 a minimum of 10% of new restaurant growth by us in each calendar year during the term of the operating agreement must come from new development of Burger King restaurants (including offsets); provided that for 2016 only, any new restaurant that would otherwise have been required to be opened in 2016 may be deferred by us and opened in 2017. For the period January 1, 2016 through December 31, 2016 only, if "net restaurant growth" (defined as the cumulative number of restaurants opened by us in 2016 less the cumulative number of restaurants closed by us in 2016) is less than zero (0), we must pay BKC the amount of $300,000 times the number of restaurants we would have had to open in 2016 to achieve net restaurant growth of zero (0) restaurants. As part of franchise pre-approval, BKC will grant us pre-approval for acquisitions of restaurants from franchisees in the DMAs where we then have an existing restaurant.
Pursuant to the operating agreement, as amended, we agreed to remodel 455 existing restaurants to BKC's 20/20 restaurant image by December 31, 2016, which we refer to as the "remodel plan". We completed a total of 396 restaurant remodels to BKC's 20/20 restaurant image as of January 3, 2016. If we fail to be in compliance with the remodel plan, BKC’s sole remedy will be the suspension of the ROFR until such time that we have completed the 455th of such remodels.
Pursuant to the amended operating agreement, we entered into franchise agreements with BKC for the 2012 acquired restaurants with terms of varying durations up to 20 years, depending upon the term of the underlying leases or subleases. Each franchise agreement provides for a royalty rate of 4.5% of sales, an advertising contribution payment of 4% of sales and a commitment to spend on local advertising during the term of no less than a 0.75% of sales in each of the DMAs, which we refer to as “investment spending” (provided that if any investment spending contract approved by 66.7% of the franchisees in a DMA calls for investment spending of less than 0.75% of sales, we will only be obligated to investment spending to such lesser amount.) Effective on the date of the closing of the 2012 acquisition, the franchise agreements for our restaurants were amended to add an investment spending commitment consistent with the terms set forth in the franchise agreements for the 2012 acquired restaurants.
Pursuant to the operating agreement, we agreed to operate our restaurants at or above the U.S. Burger King system’s national average (measured on a quarterly basis) for the following operational metrics: (i) Speed of Service; (ii) Operational BKC Visits (OER or its current equivalent); (iii) Food Safety Scores; and (iv) Guest Trac (or the then current guest recovery program), which we refer to as the “operations metrics.” Subject to a six month grace period with respect to the 2012 acquired restaurants, if more than 10% of our restaurants are rated below the national average for any of the individual operations metrics for more than two consecutive quarters, we and BKC will meet and develop a cure period for and a cure plan that details how we will address the operational issues and by what date we will bring our performance up to and exceed the national average. If at least 90% of our restaurants do not meet or exceed the national average for any of the operations metrics after the cure period, franchise pre-approval for franchisee to franchisee transfers of restaurants or rights with respect to new restaurant growth will be suspended until such time as at least 90% of our restaurants meet or exceed the national average for each of the operations metrics.
The operating agreement also provides that we and BKC will indemnify the other for all losses, damages and/or contractual liabilities to third parties arising out of or relating to any of the obligations, undertakings, promises and representations of BKC and us, as the case may be, under the operating agreement, and for all claims or demands for damages to property or for injury, illness or death of persons directly or indirectly resulting therefrom.
Registration Rights Agreement
Upon the closing of the 2012 acquisition, we and BKC entered into a registration rights agreement, which we refer to as the “BKC registration rights agreement,” pursuant to which we agreed to file one shelf registration statement on Form S-3 covering the resale of at least 30% of the conversion shares as promptly as possible upon written request of BKC at any time after the 36-month anniversary of the closing of the 2012 acquisition. The BKC registration rights agreement also provides that BKC may make up to three demands to register for the resale of at least 33.3% of the conversion shares held by BKC under the Securities Act on the date of the closing of the 2012 acquisition upon the written request by BKC at any time following the 30-month anniversary of the closing of the 2012 acquisition. The BKC registration rights agreement also provides that whenever we register shares of our common stock under the Securities Act (other than on a Form S-4 or Form S-8), BKC has the right as specified therein to register its conversion shares as part of that registration, provided, however, that such registration rights are subject to the rights of the managing underwriters, if any, to reduce or exclude certain conversion shares owned by BKC from an underwritten registration (and subject to certain rights of certain persons, including members of our management that have piggyback registration rights). Except as otherwise provided in the BKC registration rights agreement, the BKC registration rights agreement requires us to pay for all costs and expenses, other than underwriting discounts, commissions and underwriters’ counsel fees, incurred in connection with the registration of our common stock, stock transfer taxes and the expenses of BKC’s legal counsel in connection with the sale of the conversion shares, provided that we will pay the reasonable fees and expenses of one counsel for BKC up to $50,000 in the aggregate for any registration thereunder, subject to the limitations set forth therein. We will also agree to indemnify BKC against certain liabilities, including liabilities under the Securities Act. We have also agreed, to the extent a shelf registration is effective, to file up to two prospectus supplements in connection with a block sale or non-marketed underwritten offering by BKC of Carrols Restaurant Group common stock held by BKC and pay one half of the accounting and printing fees related thereto to the extent such sale or offering is for a sales price of no less than 90% of the average closing price of our common stock for the five trading days ending immediately prior to such sale or offering and is not less than 300,000 shares of common stock.

2014 Acquisitions
In connection with an acquisition of 64 Burger King restaurants on November 4, 2014, we agreed with BKC to remodel 46 of such acquired restaurants over the five years beginning in 2014.

Franchise Agreements and Leases
We operate all of our restaurants (including the 2012 acquired restaurants) pursuant to franchise agreements entered into with BKC. In addition, we have entered into real property leases with BKC for a number of our restaurants (excluding the 2012 acquired restaurants) and real property leases or subleases with respect to all of the 2012 acquired restaurants.

Other
Pursuant to a registration agreement, which we refer to as the"registration agreement" dated March 27, 1997 and amended December 14, 2006, Daniel T. Accordino, CEO of Carrols Restaurant Group, and two former executive officers of Carrols Restaurant Group have the right, whenever we register shares of our common stock under the Securities Act (other than on a Form S-4 or Form S-8) to register their shares subject to the registration agreement as part of that registration. Such registration rights are subject to the rights of the managing underwriters, if any, to reduce or exclude certain shares owned by such stockholders from the registration. The registration agreement requires us to pay for all costs and expenses, other than underwriting discounts and commissions for these stockholders, incurred in connection with the registration of their shares under the registration agreement. Under the registration agreement, we have agreed to indemnify these stockholders against certain liabilities, including liabilities under the Securities Act.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
Our Compensation Committee has responsibility for determining and approving the compensation programs for our Chief Executive Officer, which we refer to as the “CEO”, and our other executive officers named in the Summary Compensation Table, which we refer to as the “Named Executive Officers”. As described below, the principal elements of our compensation programs include base salary, annual bonus, long-term incentives (including restricted stock) and the ability to defer the receipt of current compensation. Our CEO recommends to the Compensation Committee the base salary, annual bonus and long-term incentive compensation for the other Named Executive Officers.
Objectives of Compensation Program
The primary objectives of our executive compensation programs are to enable us to attract and retain executives with the requisite qualifications and experience to achieve our business objectives. We accomplish this by utilizing compensation programs that encourage, recognize and reward individual performance and tie a portion of compensation to long-term company performance. Our programs were designed to permit flexibility in establishing compensation for each individual based upon job responsibilities, individual performance and our results. Our programs were also designed to provide incentives to improve short term performance, achieve long-term sustainable growth in earnings and align the interests of our executive team with our stockholders.
While the Compensation Committee is primarily responsible for the overall oversight of our executive compensation, the CEO, with the assistance of other members of management, provides recommendations with respect to compensation for the other executive officers.
The Compensation Committee believes that the CEO’s input is valuable in determining the compensation of other executive officers given his day to day role in Carrols Restaurant Group and his responsibility in establishing and implementing our strategic plans. Therefore, while the Compensation Committee has been and will be primarily responsible for determining executive compensation, the CEO will continue to provide his input and recommendations to the Compensation Committee with respect to compensation for the other executive officers.
Elements of Our Compensation Programs
Our executive compensation program has consisted of short-term compensation (salary and annual incentive bonus) and long-term compensation (restricted stock) to achieve our goal of improving earnings and achieving long term sustainable growth in revenues and earnings which we believe constitutes alignment with stockholders’ interests.
The Role of Stockholder Say-on-Pay Votes
Our board of directors, Compensation Committee, and management value the opinions of our stockholders. We provide our stockholders with the opportunity to cast an advisory vote to approve Named Executive Officer compensation every three years, or Say-on-Pay. At our annual meeting of stockholders held in June 2014, approximately 85.01% of the stockholders who voted on the Say-on-Pay proposal voted in favor of the compensation of our Named Executive Officers as disclosed in our 2014 proxy statement. Although the advisory Say-On-Pay vote is non-binding, our Compensation Committee has considered the outcome of the vote and determined not to make material changes to our executive compensation programs because the Compensation Committee believes this advisory vote indicates considerable stockholder support for our approach to executive compensation. Our Compensation Committee will continue to consider the outcome of our Say-on-Pay votes when making future compensation decisions for our Named Executive Officers.
Short-Term Compensation
Base Salary. The Compensation Committee annually reviews and approves the base salaries of our executive officers based upon recommendations from our CEO. Increases are not preset and typically take into account the individual’s performance, responsibilities of the position, potential to contribute to our long term objectives, management skills, future potential and periodically from competitive data. Our executive compensation plan in place was designed to compensate our CEO and executive officers, including the Named Executive Officers, with modest annual increases in base salaries combined with the opportunity to earn up to approximately one times the amount of base salary in annual cash incentive bonuses based on the performance of Carrols Restaurant Group and the performance of individuals, in order to align the interests of our CEO and the other Named Executive Officers with those of our stockholders.
Factors considered in base salary planning included our performance, budgetary and cost containment, competitive market data (from time to time) and current salary levels, as appropriate. At the end of the year, the CEO evaluates each of the other Named Executive Officer’s performance and expected future contributions.
For the 2015 fiscal year, the base salary of our CEO and President, Daniel T. Accordino, was determined pursuant to an employment agreement with Mr. Accordino, us and Carrols LLC, which we refer to as the "employment agreement", which became effective on January 1, 2012 or the “Effective Date”. Under such employment agreement, Mr. Accordino's base salary may be increased annually at the sole discretion of the Compensation Committee. The base salary for Mr. Accordino was $600,000 for the 2015 fiscal year which represented an increase of 4.0% in his base salary from the 2014 fiscal year. The terms of Mr. Accordino’s employment agreement and the increase in Mr. Accordino's base salary were approved by our Compensation Committee.
In January 2015, our other Named Executive Officers, Paul R. Flanders, Timothy J. LaLonde, William E. Myers and Richard G. Cross, each received an increase of 3.0%, 3.0%, 3.0% and 10.0% in their respective base salary over the levels established for the 2014 fiscal year, as recommended by our CEO and approved by our Compensation Committee.
Annual Incentive Bonus Payments. Annual cash bonuses have been an important component of our compensation program for our executive officers and an executive bonus plan, or "Executive Bonus Plan", has been approved by the Compensation Committee. Our current Executive Bonus Plan was established in 2012, is reviewed annually by the Compensation Committee and measures performance throughout our fiscal year. Under our Executive Bonus Plan, annual incentive bonus payments are typically paid in March based on performance for the prior fiscal year.
For the 2015 fiscal year, each of the Named Executive Officers was eligible to receive a maximum annual incentive bonus ranging from 60% to 100% of base salary, depending on their respective positions. For each Named Executive Officer, the potential bonus payments were tied, in part, to the level of EBITDA achieved for the 2015 fiscal year (as defined and measured under the Executive Bonus Plan) in relation to our budgeted EBITDA for the 2015 fiscal year, and provided for increasing payments to the extent that certain minimum thresholds were exceeded. Each executive was also eligible to receive a bonus based on his individual attainment of specified goals and objectives established for the year, subject to certain minimum thresholds for both EBITDA and each individual's overall attainment of his goals and objectives. For each individual, 50% of his maximum potential bonus payment was tied to the level of EBITDA and 50% was tied to his individual attainment of goals and objectives.
Under the Executive Bonus Plan, EBITDA is defined as earnings before interest, income taxes, depreciation and amortization, impairment charges and stock compensation expense. The Executive Bonus Plan also provides that EBITDA will be adjusted to exclude extraordinary, unusual or non-recurring gains and losses not deemed to be in the ordinary course of business, at the Compensation Committee's reasonable discretion. The Executive Bonus Plan requires that a minimum of 85% of budgeted EBITDA must be attained before the payment of any bonus and also specifies that the portion of the bonus tied to EBITDA will be capped after the attainment of 105% of budgeted EBITDA. The EBITDA bonus is earned on a pro-rata basis at an established rate for each participant for each 1% increase in attainment of budgeted EBITDA above 85% to a maximum of 105%. For the portion of the bonus tied to goals and objectives, a minimum of 70% achievement of such goals and objectives is also required for the participant to be eligible for this portion of the bonus. Payments of the portion of the bonus tied to individual goals are determined based on the discretion of the Compensation Committee, with input from the CEO, based on evaluating achievement of each participant's goals and objectives. The determination of whether goals and objectives were met by each Named Executive Officer is not a formulaic, objective or quantifiable standard; rather, the individual performance considerations were just factors (among others) that were generally taken into account in the course of making subjective judgments in connection with the compensation decision.

The following table sets forth the maximum bonus and actual bonus earned for each of the Named Executive Officers under the Executive Bonus Plan for the 2015 fiscal year:

Name	Maximum EBITDA Bonus % (1)	Maximum Objectives Bonus % (1)	Total Maximum Bonus % (1)	EBITDA Bonus Rate per 1% Attainment (1) (2)	Earned EBITDA Bonus % (1)(3)	Earned Objectives Bonus % (1)	Total Earned 2015 Bonus
Daniel T. Accordino	50%	50%	100%	2.5%	50%	47.5%	$—
Paul R. Flanders	45%	45%	90%	2.25%	45%	43.7%	—
Timothy J. LaLonde	30%	30%	60%	1.5%	30%	28.5%	—
Richard G. Cross	30%	30%	60%	1.5%	30%	27.6%	—
William E. Myers	30%	30%	60%	1.5%	30%	28.5%	—

(1)	Bonus percentages stated as a percentage of individuals' base salary.

(2)	Rate, as a percentage of individual's salary, at which EBITDA bonus is earned for each 1% increase in attainment of EBITDA over minimum of 85% of budgeted EBITDA.

(3)	Based on actual attainment percentage of 155.0% to budgeted EBITDA (as adjusted).
For the 2015 fiscal year we generated total EBITDA (as defined and adjusted under the Executive Bonus Plan) of $75.5 million representing an attainment percentage of 155.0% of total budgeted EBITDA of $48.7 million for the 2015 fiscal year. Budgeted EBITDA is adjusted during the year to include budgeted EBITDA from acquisitions, which are not included in budgeted EBITDA at the beginning of the year. The following is a reconciliation of our net income as set forth in our audited consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended January 3, 2016 to EBITDA (as adjusted) utilized in the calculation of the 2015 bonus under the Executive Bonus Plan (dollar amounts in thousands):

Net income	$4
Provision for income taxes	—
Interest expense	18,569
Depreciation and amortization	39,845
EBITDA	58,418
Adjustments:
Impairment expense	3,078
Stock compensation expense	1,438
Acquisition costs	1,168
Loss on extinguishment of debt	12,635
Other adjustments	(1,262)
EBITDA, as adjusted	75,475
Budgeted EBITDA	48,684
EBITDA Attainment %	155.0%
Long-Term Compensation
The long-term incentive compensation utilized by us for our senior management has been an equity based compensation plan designed to create alignment of senior management’s interests with those of our long term stockholders. We award restricted stock grants to our Named Executive Officers in connection with the long-term incentive component of our overall compensation plan. Restricted stock grants utilized in our 2006 Stock Incentive Plan, as amended, which we refer to as "the Carrols plan", have a time-based vesting schedule, typically vesting over a four-year period of time as established by the Compensation Committee under the Carrols plan. Our Compensation Committee also established a policy to provide that restricted stock being granted to employees, including the Named Executive Officers, will be granted on either January 15 or July 15. Accordingly, the measurement of the value of any restricted stock grant would be based upon the price of our common stock at the close of business on those respective grant dates. The Compensation Committee would grant such restricted stock based upon recommendations from our CEO, who would provide such recommendations after evaluating the individual performance of our employees (including the Named Executive Officers, other than the CEO). Such performance evaluations coincide with our normal end of year annual review process for employees and senior management. The granting of restricted stock has been and is an important component of the total compensation package for the Named Executive Officers and is an important retention tool. Because the Compensation Committee’s policy has been to grant restricted stock on a fixed date, the Compensation Committee may have previously, or may in the future grant restricted stock at a time when it, as well as the CEO and senior management, may be aware of material non-public information that, once made public, could either have a positive or negative effective on the price of our common stock.
2006 Stock Incentive Plan. The Carrols plan provides for the grant of stock options and stock appreciation rights, stock awards, performance awards, outside director stock options and outside director stock awards. Any officer, employee, associate, director and any consultant or advisor providing services to us are eligible to participate in the Carrols plan.
The Carrols plan is administered by the Compensation Committee which approves awards and may base its considerations on recommendations by our CEO. The Compensation Committee has the authority to (1) approve plan participants, (2) approve whether and to what extent stock options, stock appreciation rights and stock awards are to be granted and the number of shares of stock to be covered by each award (other than an outside director award), (3) approve forms of agreement for use under the Carrols plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value, and (7) determine the type and amount of consideration to be received by us for any stock award issued.
On January 15, 2015, restricted stock grants were made to the Named Executive Officers and certain other of our employees. Messrs. Accordino, Flanders, LaLonde, Cross and Myers were granted 85,050, 42,550, 17,050, 17,050 and 17,050 shares of restricted stock, respectively, with target values on the date of grant (based on the closing price of our common stock on such date) of $692,307, $346,357, $138,787, $138,787 and $138,787, respectively.
Independent Compensation Advisor
The Compensation Committee has the authority to retain a compensation advisor. In March 2016, the Compensation Committee engaged the services of Pearl Meyer, an outside independent compensation consultant, to assist it with a review of the compensation for executive officers and directors of the Company. In selecting Pearl Meyer, the Compensation Committee considered the SEC’s independence criteria and concluded that Pearl Meyer is independent per the criteria and that the work of Pearl Meyer will not raise any conflicts of interest. Pearl Meyer reports directly to the Compensation Committee, and provides no other services to the Company.
Other Benefits
We offer certain other benefits to the CEO and Named Executive Officers as described below. Such benefits are not taken into account in determining such individuals’ base salary, annual incentive bonus or equity based compensation.
Deferred Compensation Plan. We provide certain benefits under The Carrols Corporation and Subsidiaries Deferred Compensation Plan , which we refer to as the “Deferred Compensation Plan”, which is discussed under "—, Nonqualified Deferred Compensation."
Change of Control and Severance Benefits. For a discussion of change of control arrangements or severance arrangements and the triggers for payments under such arrangements, please see “—, Potential Payments Upon Termination or Change-of-Control.”
Other Post-Employment Benefits. The employment agreement for Mr. Accordino provides, for continued coverage under our welfare and benefits plans for Mr. Accordino and his eligible dependents after cessation of employment with us for the remainder of their respective lives.
Compensation for the Named Executive Officers
In December 2011, we entered into an employment agreement with Mr. Accordino. On September 6, 2013, we entered into a first amendment to the employment agreement. Mr. Accordino’s employment agreement is further described under "—, Summary Compensation Table."
None of the other Named Executive Officers have an employment agreement with us.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in both the Company's Annual Report on Form 10-K for the year ended January 3, 2016 and the Company's Proxy Statement on Schedule 14A for the 2016 Annual Meeting of Stockholders.

Compensation Committee

Manuel A. Garcia III, Chairman
Hannah Craven
David S. Harris

Compensation Committee Interlocks and Insider Participation
The members of the our Compensation Committee for the fiscal year ended January 3, 2016 were Manuel A. Garcia III, Hannah S. Craven and David S. Harris. None of the members of our Compensation Committee were, during such year, an officer of us or any of our subsidiaries or had any relationship with us other than serving as a director. In addition, no executive officer served as a director or a member of the compensation committee of any other entity, other than any subsidiary of ours, one of whose executive officers served as a director or on our Compensation Committee. None of the members of our Compensation Committee had any relationship required to be disclosed under this caption under the rules of the SEC.
SUMMARY COMPENSATION TABLE
The following table summarizes historical compensation awarded or paid to, or earned by, each of the Named Executive Officers for the fiscal years ended January 3, 2016, December 28, 2014 and December 29, 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards ($)	Non- Equity Incentive Plan Compensation (2)($)	Change in Nonqualified Deferred Compensation Earnings (3) ($)	All Other Compensation ($)	Total ($)
Daniel T. Accordino	2015	$600,000	$—	$692,307	$—	$584,150	$6,550	$—	$1,883,007
President, Chief Executive	2014	$577,000	$—	$—	$—	$—	$—	$—	$577,000
Officer and Director	2013	$560,004	$—	$—	$—	$415,469	$—	$—	$975,473
Paul R. Flanders	2015	$338,880	$—	$346,357	$—	$300,417	$—	$—	$985,654
Vice President, Chief	2014	$329,004	$—	$—	$—	$—	$—	$—	$329,004
Financial Officer and Treasurer	2013	$319,008	$—	$—	$—	$217,313	$—	$—	$536,321
Timothy J. LaLonde	2015	$228,660	$—	$138,787	$—	$133,766	$1,940	$—	$503,153
Vice President, Corporate	2014	$222,000	$—	$—	$—	$—	$2,187	$—	$224,187
Controller	2013	$216,000	$—	$—	$—	$99,391	$676	$—	$316,067
Richard G. Cross	2015	$221,004	$—	$138,787	$—	$124,128	$—	$—	$487,089
Vice President, Real Estate	2014	$201,000	$—	$—	$—	$—	$—	$—	$201,000
	2013	$195,000	$—	$—	$—	$86,803	$—	$—	$282,230
William E. Myers	2015	$212,184	$—	$138,787	$—	$127,298	$—	$—	$475,099
Vice President, General	2014	$206,004	$—	$—	$—	$—	$—	$—	$206,004
Counsel	2013	$200,004	$—	$—	$—	$87,230	$—	$—	$286,807
_____________________________

(1)
The amounts shown represent the aggregate grant date fair value of restricted stock granted and approved by the Compensation Committee in each of the fiscal years presented and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718.

(2)
We provide incentive compensation to our executive officers based on an individual’s achievement of certain specified objectives and our achievement of specified increases in stockholder value. See “Compensation Discussion and Analysis” above for a discussion of our Executive Bonus Plan. Amounts include cash bonuses paid in fiscal year 2016, 2015 and 2014 with respect to services rendered in fiscal year 2015, 2014 and 2013, respectively.

(3)
These amounts represent the above-market portion of earnings on compensation deferred by the Named Executive Officers under our nonqualified Deferred Compensation Plan. Earnings on deferred compensation are considered to be above-market to the extent that the rate of interest exceeds 120% of the applicable federal long-term rate. At January 3, 2016, 120% of the federal long-term rate was 3.13% per annum and the interest rate paid to participants was 8% per annum.

Accordino Employment Agreement
On November 1, 2011, we and Mr. Accordino mutually agreed that Mr. Accordino would become our President and Chief Executive Officer effective on January 1, 2012. In December 2011, we and Carrols LLC entered into a new employment agreement with Mr. Accordino. Mr. Accordino’s employment agreement which commenced on the Effective Date and is subject to automatic renewals for successive one-year terms unless either Mr. Accordino, we or Carrols LLC elects not to renew Mr. Accordino’s employment agreement by giving written notice to the others at least 30 days before a scheduled expiration date. Mr. Accordino’s employment agreement provides that Mr. Accordino will receive an annual base salary that may be increased annually at the sole discretion of our Compensation Committee. Pursuant to Mr. Accordino’s employment agreement, Mr. Accordino will participate in our Executive Bonus Plan, and any restricted stock or other equity incentive plans applicable to executive employees, as determined by our Compensation Committee. Mr. Accordino’s employment agreement also provides that if Mr. Accordino’s employment is terminated without "cause" (as defined in Mr. Accordino’s employment agreement) or Mr. Accordino terminates his employment for "good reason" (as defined in Mr. Accordino’s employment agreement), in each case within twelve months following a "change of control" (as defined in Mr. Accordino’s employment agreement), Mr. Accordino will receive a cash lump sum payment equal to 2.99 times his average salary plus his average annual bonus (paid under our Executive Bonus Plan or deferred under our Deferred Compensation Plan) for the prior five years. Mr. Accordino’s employment agreement also provides that if Mr. Accordino’s employment is terminated by us or Carrols LLC without “cause”, as defined in Mr. Accordino’s employment agreement (other than following a change of control as described above), or Mr. Accordino terminates his employment for “good reason”, as defined in Mr. Accordino’s employment agreement (other than following a change of control as described above), Mr. Accordino will receive a lump sum cash payment in an amount equal to 2.00 times his average salary plus average annual bonus (paid under our Executive Bonus Plan or deferred under our Deferred Compensation Plan) for the prior five years. Mr. Accordino’s employment agreement includes non-competition and non-solicitation provisions effective during the term of Mr. Accordino’s employment agreement and for two years following its termination. On September 6, 2013 we and Carrols LLC entered into an amendment to Mr. Accordino’s employment agreement to provide, among other things, that in the event that we or Carrols LLC elect not to renew the term of the employment agreement for any reason other than for "cause" (as defined in the employment agreement), we or Carrols LLC shall (1) pay to Mr. Accordino a lump sum cash payment equal to his annual base salary and vacation pay in effect on the last day of the term of the employment agreement; (2) pay to Mr. Accordino any amounts he is entitled to under the Deferred Compensation Plan; (3) pay to Mr. Accordino the annual bonus for the year in which the term of the employment agreement ended that is payable under the terms of the Executive Bonus Plan; and (4) continue certain health benefits and insurance policies.
GRANTS OF PLAN-BASED AWARDS
The following table provides certain information regarding grants of plan-based awards made to the Named Executive Officers during the fiscal year ended January 3, 2016:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#) (1)	Grant Date Fair Value of Stock Awards ($) (2)
Daniel T. Accordino	1/15/2015	85,050	$692,307
Paul R. Flanders	1/15/2015	42,550	$346,357
Timothy J. LaLonde	1/15/2015	17,050	$138,787
Richard G. Cross	1/15/2015	17,050	$138,787
William E. Myers	1/15/2015	17,050	$138,787
__________________________

(1)
Amounts shown in this column reflect the number of restricted stock awards granted to each Named Executive Officer pursuant to Carrols plan during 2015. All of such restricted stock vests over a period of four years, with one-fourth of such restricted stock vesting on the first anniversary of the grant date and one-fourth of such restricted stock vesting on each subsequent anniversary of the grant date.

(2)
The value of the restricted stock awards granted in 2015 is calculated by multiplying the number of restricted stock awarded by the market closing price of our common stock on the grant date. The grant date fair value on January 15, 2015 was $8.14.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information with respect to the value of all Carrols Restaurant Group equity awards that were outstanding at the January 3, 2016 fiscal year end for each of the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (2) ($)	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Daniel T. Accordino (1)	—	—	—	—	—	127,575	$1,497,731	—	—
Paul R. Flanders (1)	—	—	—	—	—	66,325	$778,656	—	—
Timothy J. LaLonde (1)	—	—	—	—	—	25,575	$300,251	—	—
Richard G. Cross (1)	—	—	—	—	—	25,575	$300,251	—	—
William E. Myers (1)	—	—	—	—	—	25,575	$300,251	—	—
_____________________________

(1)
On March 5, 2012, we converted all of our outstanding vested stock options to shares of our common stock and all of our outstanding non-vested stock options to non-vested restricted shares of our common stock. The non-vested restricted shares issued in connection with such conversion vest according to the same period and anniversary date as the original stock options, with a pro-rated portion of the shares vesting on the anniversary date of the original option award.

In July 2012 and on January 15, 2015, we granted restricted stock awards to each Named Executive Officer pursuant to the Carrols plan. All such restricted stock awards vest over periods of four years with one-fourth of such restricted shares vesting on the first anniversary of the grant date and annually on the anniversary of the grant date thereafter.

(2)	The market value of the restricted stock awards was determined based on the closing price of our common stock on the last trading day of the 2015 fiscal year, December 31, 2015, which was $11.74.
OPTIONS EXERCISED AND STOCK VESTED
The following table summarizes the options exercised and vesting of restricted stock awards for each of our Named Executive Officers during the fiscal year ended January 3, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Daniel T. Accordino	—	—	53,622	$546,494
Paul R. Flanders	—	—	25,999	$266,521
Timothy J. LaLonde	—	—	9,762	$101,339
Richard G. Cross	—	—	10,254	$105,432
William E. Myers	—	—	9,512	$99,259
_____________________________
(1) Based on the per-share market price of our common stock on the vesting date, multiplied by the number of shares vested.
NONQUALIFIED DEFERRED COMPENSATION
We have a Deferred Compensation Plan for employees not eligible to participate in the Carrols Corporation Retirement Savings Plan, which we refer to as the “Retirement Plan”, because they have been excluded as “highly compensated” employees (as so defined in the Retirement Plan), to voluntarily defer portions of their base salary and annual bonus. An eligible employee may elect, on a deferral agreement, to defer all or a specified percentage of base salary and, if applicable, all or a specified percentage of cash bonuses. All amounts deferred by the participants earn interest at 8% per annum. We do not match any portion of the funds. All of the Named Executive Officers are eligible to participate in our Deferred Compensation Plan.
The following table describes contributions, earnings and balances at January 3, 2016 under our Deferred Compensation Plan.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($) (1)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at Last FYE ($)
Daniel T. Accordino	$240,000	—	$10,659	—	$250,659
Paul R. Flanders	—	—	—	—	—
Timothy J. LaLonde	$24,000	—	$3,146	(33,933)	$52,212
Richard G. Cross	—	—	—	—	—
William E. Myers	—	—	—	—	—
(1) Earnings represent the interest earned on amounts deferred at 8.0% per annum.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-OF-CONTROL
Accordino Employment Agreement
On September 6, 2013, we and Carrols LLC entered into an amendment to Mr. Accordino's employment agreement to provide, among other things, that in the event that we or Carrols LLC elect not to renew the term of the employment agreement for any reason other than for "cause" (as defined in the employment agreement), we or Carrols LLC shall (1) pay to Mr. Accordino a lump sum cash payment equal to his annual base salary and vacation pay in effect on the last day of the term of the employment agreement; (2) pay to Mr. Accordino any amounts he is entitled to under the Deferred Compensation Plan; (3) pay to Mr. Accordino the annual bonus for the year in which the term of the employment agreement ended that is payable under the terms of the Executive Bonus Plan; and (4) continue certain health benefits and insurance policies.
Mr. Accordino’s employment agreement also provides that if Mr. Accordino’s employment is terminated without "cause" (as defined in his employment agreement) or Mr. Accordino terminates his employment for "good reason" (as defined in his employment agreement), (a) in each case within twelve months following a "change of control" (as defined his employment agreement), or (b) a binding agreement with respect to a change of control transaction was entered into during the term of his employment and such change of control transaction occurs within 12 months after the date of his termination of employment, then in either case, Mr. Accordino will receive a cash lump sum payment equal to 2.99 multiplied by the average of the sum of his base salary and the annual bonus paid under the Executive Bonus Plan or deferred in accordance with the Deferred Compensation Plan in the five calendar years prior to the date of termination.
The employment agreement also provides that if Mr. Accordino’s employment is terminated by us or Carrols without cause more than 12 months following a change of control or Mr. Accordino terminates his employment for good reason more than 12 months following a change of control, Mr. Accordino will receive a cash lump sum payment in an amount equal to 2.00 multiplied by the average of the sum of his base salary and the annual bonus paid under the Executive Bonus Plan or deferred in accordance with the Deferred Compensation Plan in the five calendar years prior to the date of termination. The employment agreement includes non-competition and non-solicitation provisions effective during the term of the employment agreement and for two years following the termination of the employment agreement.
Change of Control/Severance Agreement
On June 3, 2013, we, Carrols and Carrols LLC entered into a change of control and severance agreement, which we refer to as the "change of control and severance agreement," with each of Messrs. Flanders, Myers, LaLonde, Cross and one other executive officer. Each change of control and severance agreement provides that if within one year following a "change of control" (as defined in the change of control and severance agreement), such employee's employment is terminated by us, Carrols or Carrols LLC without "cause" (as defined in the change of control and severance agreement) or by such employee for "good reason" (as defined in the change of control and severance agreement), then such employee will be entitled to receive (a) a cash lump sum payment in the amount equal to the product of 18 and the employee's monthly base salary at the then current rate, (b) an amount equal to the aggregate bonus payment for the year in which the employee incurs a termination of employment to which the employee would otherwise have been entitled had his employment not terminated under the

Executive Bonus Plan then in effect, and (c) continued coverage under our welfare and benefits plans for such employee and his dependents for a period of up to 18 months. Each change of control and severance agreement also provides that if at any time other than within one year following a change of control, such employee's employment is terminated by us, Carrols or Carrols LLC without cause or by such employee for good reason, then such employee will be entitled to receive (a) a cash lump sum payment in the amount equal to one year's salary at the then current rate, (b) an amount equal to the pro rata portion of the aggregate bonus payment for the year in which the employee incurs a termination of employment to which the employee would otherwise have been entitled had his employment not terminated under our Executive Bonus Plan then in effect, and (c) continued coverage under our welfare and benefits plans for such employee and his dependents for a period of up to 18 months. The payments and benefits due under each change of control and severance agreement cannot be reduced by any compensation earned by the employee as a result of employment by another employer or otherwise. The payments are also not subject to any set-off, counterclaim, recoupment, defense or other right that we, Carrols or Carrols LLC may have against the employee.
The following table summarizes estimated benefits that would have been payable to Mr. Accordino if (1) the term of his employment agreement had not been renewed by us or Carrols LLC without cause; (2) his employment had been terminated on January 3, 2016 by us without cause or by him for good reason within 12 months of a change of control of us or such change of control is a result of (a) a binding agreement with respect to a change of control transaction was entered into during the term of his employment and (b) such change of control transaction occurs within 12 months after the date of termination of his employment; (3) his employment had been terminated on January 3, 2016 by us without cause or by him for good reason; (4) his employment had been terminated by us for cause or by him without good reason on January 3, 2016; (5) his employment had been terminated on January 3, 2016 by us due to disability; and (6) his employment had been terminated on January 3, 2016 due to death.

	Non-renewal of Employment Agreement Without Cause ($)	Terminated Without Cause or by Employee for Good Reason Within 12 Months of a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason More than 12 Months following a Change in Control (2)($)		Terminated For Cause or by Employee Without Good Reason ($)	Disability ($)		Death ($)
Severance	$600,000	$1,997,026	(1)	$1,335,803	(2)	$—	$1,852,281	(3)	$—
Bonus (4)	—	—		—		—	—		—
Accrued Vacation (5)	47,494	47,494		47,494		47,494	—		—
Welfare Benefits (6)	548,020	548,020		548,020		—	548,020		292,574
Deferred Compensation Plan	250,659	250,659		250,659		250,659	250,659		250,659
Equity (7)	—	1,497,731		1,497,731		—	—		1,497,731
Total	$1,446,173	$4,340,930		$3,679,707		$298,153	$2,650,960		$2,040,964
 _____________________________

(1)
Reflects a lump sum cash payment in an amount equal to 2.99 multiplied by the average of the sum of the base salary and the annual bonus paid under the Executive Bonus Plan or deferred in accordance with the Deferred Compensation Plan in the five calendar years prior to the date of termination, which we refer to as the “Five-Year Compensation Average”.

(2)	Reflects a lump sum cash payment in an amount equal to 2.00 multiplied by Mr. Accordino's Five Year Compensation Average.

(3)	Such amounts based on the base salary in effect at January 3, 2016 of $617,427 for Mr. Accordino, for a period of three years.

(4)
Reflects a lump sum cash payment in an amount equal to the pro rata portion of Mr. Accordino’s annual bonus under our Executive Bonus Plan for the year in which his employment is terminated. Amount represents the bonus earned by Mr. Accordino for the fiscal year ended January 3, 2016.

(5)	Amount represents four weeks of accrued but unpaid vacation as of January 3, 2016 based on the annual salary of $617,427 in effect at January 3, 2016 for Mr. Accordino.

(6)
Mr. Accordino's employment agreement requires continued coverage under our welfare and benefits plans for him and his eligible dependents for the remainder of their respective lives. The amount included in this table was actuarially determined based on the present value of future health care premiums paid for by us discounted at a rate of 4.15%.

(7)
The amount represents vesting of the outstanding shares of restricted stock held at January 3, 2016 based upon the closing price of our common stock on the last trading day of our 2015 fiscal year, December 31, 2015, which was $11.74.

The following table summarizes estimated benefits that would have been payable to each Named Executive Officer identified in the table if the employment of such Named Executive Officer had been terminated on January 3, 2016 by us without cause or by the Named Executive Officer for good reason within one year after a change of control; or if the employment of such Named Executive Officer had been terminated on January 3, 2016 by us without cause or by the Named Executive Officer for good reason prior to a change of control or more than one year after a change of control.

	Paul R. Flanders				Timothy J. LaLonde				Richard G. Cross				William E. Myers
	Terminated Without Cause or by Employee for Good Reason Within 12 Months of a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Prior to a Change in Control or More Than One Year After a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Within 12 Months of a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Prior to a Change in Control or More Than One Year After a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Within 12 Months of a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Prior to a Change in Control or More Than One Year After a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Within 12 Months of a Change in Control ($)		Terminated Without Cause or by Employee for Good Reason Prior to a Change in Control or More Than One Year After a Change in Control ($)
Severance	$524,840	(1)	$349,894	(3)	$354,137	(1)	$236,091	(3)	$342,280	(1)	$228,187	(3)	$328,620	(1)	$219,080	(3)
Bonus	—	(2)	—	(4)	—	(2)	—	(4)	—	(2)	—	(4)	—	(2)	—	(4)
Welfare Benefits (5)	25,677		25,677		36,981		36,981		13,613		13,613		37,017		37,017
Deferred Compensation Plan	—		—		50,273		50,273		—		—		—		—
Equity (6)	778,656		778,656		300,251		300,251		300,251		300,251		300,251		300,251
Total	$1,329,173		$1,154,227		$741,642		$623,596		$656,144		$542,051		$665,888		$556,348

(1)
Reflects a cash lump sum payment in an amount equal to 18 multiplied by the amount of the Named Executive Officer’s monthly base salary in effect at January 3, 2016 plus interest of 6.50% per annum (determined as the prime commercial rate established by the principal lending bank at January 3, 2016 of 3.50% plus 3%) until the time of payment which would be the fifth business day following the six month anniversary of termination.

(2)
Reflects an amount equal to the aggregate bonus payment for the year in which the Named Executive Officer incurs a termination of employment to which he would otherwise have been entitled had his employment not terminated under the Executive Bonus Plan in effect at January 3, 2016. Such payment would be made no later than March 15th of the calendar year following the calendar year the Named Executive Officer’s employment is terminated.

(3)
Reflects a cash lump sum payment in the amount equal to one year of base salary in effect at January 3, 2016 plus interest of 6.50% per annum (determined as the prime commercial rate established by the principal lending bank at January 3, 2016 of 3.50% plus 3%) until the time of payment which would be the fifth business day following the six month anniversary of termination.

(4)
Reflects an amount equal to the pro-rata portion of the aggregate bonus payment for the year in which the Named Executive Officer incurs a termination of employment to which the Named Executive Officer would otherwise have been entitled had his employment not terminated under the Executive Bonus Plan in effect at January 3, 2016.

(5)
Reflects continued coverage of group term life and disability insurance and group health and dental plan coverage for such Named Executive Officer and his dependents for a period of 18 months based on rates in effect at January 3, 2016 without discounting.

(6)
All unvested shares of stock held by the Named Executive Officer will automatically vest. Unlike other payments in this table, the shares vest in accordance with the Carrols plan even if the Named Executive Officer’s employment is not terminated following a change of control (i.e. it is a “single trigger”). The amount is based on the unvested shares held by each Named Executive Officer at January 3, 2016 and the closing price of our common stock on the last trading day of our 2015 fiscal year, December 31, 2015, which was $11.74.

DIRECTOR COMPENSATION
We use a combination of cash and stock-based compensation to attract and retain qualified non-employee directors to serve on our board of directors. The members of the board of directors, except for any member who is an executive officer or employee, each receives a fee for serving on our board of directors or board committees. Non-employee directors receive compensation for board service as follows:

•	Annual retainer of $30,000 year for serving as a director with the exception of a non-executive chairman of the board of directors who would receive an annual retainer of $45,000.

•
Attendance fees of an additional $2,000 for each board of directors meeting attended in person and $500 for each board of directors meeting attended telephonically or by videoconference. The chairman of the Audit Committee receives an additional fee of $10,000 per year and each other member of the Audit Committee receives an additional fee of $2,500 per year. The chairman of the Compensation Committee receives an additional fee of $5,000 per year and each other member of the Compensation Committee receives an additional fee of $2,500 per year. The chairman of the Corporate Governance and Nominating Committee receives an additional fee of $2,500 per year and each other member of the Corporate Governance and Nominating Committee receives an additional fee of $1,500 per year. All directors will be reimbursed for all reasonable expenses they incur while acting as directors, including as members of any committee of the board of directors.

•
Pursuant to the Carrols plan, on the date of each annual meeting, members of our board of directors, (except for any member who is an executive officer or employee and except for our two Class A directors) will receive a restricted stock award with an aggregate "fair market value" (as such term is defined in the Carrols plan) of $25,000 on the date of grant. Pursuant to the Carrols plan, upon becoming a director, any future director (except for any future Class A directors) will receive a restricted common stock award with an aggregate fair market value of $100,000 which will vest in equal installments over five years.

The following table summarizes the compensation we paid to our non-employee directors during the fiscal year ended January 3, 2016. Compensation information for Daniel T. Accordino, our Chairman of the board of directors, President and Chief Executive Officer, is set forth in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash (1) ($)	Stock Award ($) (2)	Option Award ($)	Non-Equity Incentive Plan Compensation ($)	Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
José E. Cil (3), (5)	$36,000	$—	$—	$—	$—	$—	$36,000
Hannah S. Craven (4)	32,542	125,007	—	—	—	—	157,549
Manuel A. Garcia III	41,500	25,005	—	—	—	—	66,505
Joel M. Handel	41,500	25,005	—	—	—	—	66,505
David S. Harris	50,500	25,005	—	—	—	—	75,505
Alexandre Macedo (5)	38,000	—	—	—	—	—	38,000

 ________________

(1)	The amounts listed in this column include the payment of annual retainers, additional fees for committee service, and attendance fees.

(2)
On June 11, 2015, Ms. Craven and Messrs. Garcia, Handel and Harris were each granted 2,409 restricted shares of common stock valued at $10.38 per share under the Carrols plan. On March 27, 2015, Ms. Craven was granted 11,905 restricted shares of common stock valued at $8.40 per share under the Carrols plan. The restricted shares of common stock vest and becomes non-forfeitable and one-fifth on the each anniversary of the award date, provided that, the participant has continuously remained a director of Carrols Restaurant Group. There were no forfeitures in 2015 by these persons. The amounts shown in this column represent the aggregate fair value of restricted common stock granted and approved by the Compensation Committee and is consistent with the grant date fair value of the award computed in accordance with FASB ASC Topic 718. See Notes 1 and 10 of the consolidated financial statements for the year ended January 3, 2016 included in our Annual Report on Form 10-K for the fiscal year ended January 3, 2016.

(3)	Mr. Cil was appointed to our board of directors on January 28, 2015.

(4)	Ms. Craven was appointed to our board of directors on March 27, 2015.

(5)	Messrs. Cil and Macedo are Class A director designees of BKC pursuant to the terms of the Series A Preferred Stock. Amounts for Messrs. Cil and Macedo are paid directly to BKC.

The following table represents the number of unvested restricted stock awards held by each of our non-employee directors as of January 3, 2016.

Name	Outstanding Stock Awards
José E. Cil	—
Hannah S. Craven	14,314
Manuel A. Garcia III	14,757
Joel M. Handel	9,633
David S. Harris	18,641
Alexandre Macedo	—

PROPOSAL 2—TO APPROVE THE ADOPTION OF THE CARROLS RESTAURANT GROUP, INC. 2016 STOCK INCENTIVE PLAN
General
We are asking our stockholders to approve our 2016 Stock Incentive Plan (the “2016 Plan”), which was approved, upon the recommendation of our Compensation Committee, by our board of directors on April 26, 2016, subject to stockholder approval. We are asking our stockholders to approve the 2016 Plan because our current 2006 Stock Incentive Plan, as amended, will expire on November 21, 2016. If this proposal is approved by our stockholders at the Meeting, we will no longer grant any awards under our 2006 Stock Incentive Plan, as amended, other than outside director stock awards at the Meeting, and all future awards will be made pursuant to the 2016 Plan.
The affirmative vote of a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to approve the adoption of the 2016 Plan. Our executive officers and directors have an interest in this proposal by virtue of their being eligible to receive awards under the 2016 Plan. Abstentions will have the same effect as negative votes. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.
The principal features of the 2016 Plan are summarized below; however the summary is qualified in its entirety by reference to the 2016 Plan itself, which is attached to this Proxy Statement as Appendix A. We encourage you to please read the 2016 Plan carefully.
Purpose
The purpose of the 2016 Plan is to attract and retain persons eligible to participate in the 2016 Plan, such as our officers, employees, associates, directors and any consultants or advisors providing services to us, motivate these individuals to achieve our long-term goals, and further align the interests of these individuals with the interests of our stockholders.

Administration
The 2016 Plan is administered by the Compensation Committee. Our board of directors can also administer the 2016 Plan if a Compensation Committee or other committee has not been appointed or is not eligible to act. The Compensation Committee has the authority to (1) select 2016 Plan participants, (2) determine whether and to what extent stock options, stock appreciation rights and stock awards are to be granted and the number of shares of stock to be covered by each award, (3) approve forms of agreement for use under the 2016 Plan, (4) determine terms and conditions of awards (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver or forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any award), (5) modify, amend or adjust the terms and conditions of any award, (6) determine the fair market value of our common stock, and (7) determine the type and amount of consideration to be received by us for any stock award issued. Any determination with respect to any award will be made in the sole discretion of the Compensation Committee.
Eligibility
Any employee, officer, director, associate, advisor or consultant to us or any of our affiliates is generally eligible to participate in the 2016 Plan provided, however, that in each case the Compensation Committee selects the actual grantees.
Awards
The 2016 Plan provides for the grant of stock options and stock appreciation rights (“SARs”), stock awards, performance awards and outside director stock awards. No award may be granted under the 2016 Plan on or after April 26, 2026 or such earlier time as our board of directors may determine.

Shares Subject to the 2016 Plan
Subject to adjustment as provided below, the aggregate number of shares of our common stock that may be delivered pursuant to awards granted under the 2016 Plan will be 4,000,000 shares. The closing price of our common stock on April 15, 2016 was $14.13. Subject to adjustment as discussed below, the maximum number of shares that may be covered by stock options, SARs and stock awards, in the aggregate, granted to any one participant during any calendar year is 275,000 shares. With respect to performance awards, no “covered employee” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") shall be granted a performance award which (a) could result in such covered employee receiving more than 275,000 shares of common stock during any calendar year or (b) could result in such covered employee receiving more than $1,000,000 during any calendar year. If any portion of an award is used to pay the exercise price or withholding taxes related to an outstanding award, such portion shall continue to count against the foregoing limits with respect to any additional grants made to the same participant for such calendar year. Based on the closing price of our common stock of $14.13 on April 15, 2016, this limit translates to a value of $3,885,750. Any award settled in cash will be based on the fair market value of the shares of stock subject to such award. If an award granted under the 2016 Plan terminates, lapses or is forfeited without the delivery of shares or any shares of restricted stock granted under the 2016 Plan are forfeited, then the shares covered by the terminated, lapsed or forfeited award or the forfeited restricted stock, as applicable, will again be available for grant. Notwithstanding the foregoing, shares of common stock used to pay the exercise price or withholding taxes related to an outstanding award shall be treated as issued under the 2016 Plan and may not again be made available for issuance as awards under the 2016 Plan. Any stock appreciation right awarded under the 2016 Plan will count as granted and not as settled if settled in common stock.
In the event of any change affecting the outstanding shares of our common stock by reason of, among other things, a stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in our capital structure, our corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or other distribution to our stockholders, other than a normal cash dividend), sale by us of all or a substantial portion of our assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which we are the surviving corporation or any event similar to the foregoing, the Compensation Committee, in its discretion, may generally make such substitution or adjustment as it deems equitable as to (1) the number or kind of shares that may be delivered under the 2016 Plan and/or the number or kind of shares subject to outstanding awards, (2) the exercise price of outstanding options, outside director options and SARs and/or (3) other affected terms of the awards.
Options and Stock Appreciation Rights
Under the 2016 Plan, the Compensation Committee may grant both options intended to constitute “incentive stock options” within the meaning of Section 422 of the Code and non-qualified stock options. The exercise price for options will be determined by the Compensation Committee, but the exercise price cannot be less than 100% of the fair market value of our common stock on the grant date. In the case of incentive stock options granted to an employee who, immediately before the grant of an option, owns stock representing more than 10% of the voting power of all classes of our stock or the stock of any of our subsidiaries, the exercise price cannot be less than 110% of the fair market value of a share of our common stock on the grant date and the incentive stock option will terminate on a date not later than the fifth anniversary of the date on which such incentive stock option was granted.
The Compensation Committee determines when, and upon what terms and conditions, options granted under the 2016 Plan will be exercisable, except that no option will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of stock options at the time of grant, except that no stock option shall become vested earlier than the first anniversary of the date of grant of such stock option, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. The exercise price may generally be paid (1) with cash, (2) unrestricted and vested shares of our common stock owned by the optionee, (3) unless otherwise prohibited by law for either us or the optionee, by irrevocably authorizing a third party to sell shares (or a sufficient portion of the shares) of our common stock acquired upon the exercise of the stock option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (4) a combination of the above methods.
The Compensation Committee may only grant SARs under the 2016 Plan as a stand alone award. The exercise price for the SAR will be determined by the Compensation Committee, but the exercise price cannot be less than 100% of the fair market value of our common stock on the grant date. The Compensation Committee determines the term of a SAR at the time of grant, except that no SAR will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of a SAR at the time of grant, except that no SAR shall become vested earlier than the first anniversary of the date of the date of grant of such SAR, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date. When a SAR recipient exercises his or her SAR with respect to a share, the recipient is entitled to an amount equal to the difference between the fair market value of a share of our common stock on the SAR’s grant date compared to the fair market value of such a share on the date the SAR is exercised. The amount will be paid in the form of either cash or our common stock, depending on the terms of the applicable award agreement.
Unless otherwise provided in the applicable award agreement, stock options or SARs granted under the 2016 Plan will have the following terms:

•
If a participant’s employment or provision of services is terminated and the participant is age 65 or older and has completed at least five years of service for us (“Retirement”), any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the six month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•
If a participant’s employment or provision of services is terminated and the participant is age 65 or older and has completed at least five years of service for us (“Retirement”), any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the six month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•
If a participant’s employment or provision of services terminates involuntarily without Cause (as defined in the 2016 Plan), and for reasons other than death, Disability or Retirement, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the three month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable on the date of termination shall immediately terminate.

•
If a participant’s employment or provision of services terminates involuntarily for Cause, all outstanding stock options or SARs held by such participant (whether vested or unvested) shall immediately terminate.

•
If a participant’s employment or provision of services is terminated by the participant for any reason other than death, Disability or Retirement, any stock option or SAR held by such participant may thereafter be exercised, to the extent it was exercisable at the time of termination, until the earlier of the three month anniversary of such termination of employment or provision of services, and the expiration of such stock option’s or SAR’s term. Any stock option or SAR that is unvested or unexercisable at the date of termination shall immediately terminate.

Stock Awards
The Compensation Committee may grant awards of shares, restricted shares and restricted stock units upon the terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as it determines. The Compensation Committee determines the vesting of stock awards at the time of grant, except that no stock award shall become vested earlier than the first anniversary of the date of grant of such stock award, provided that up to five percent (5%) of the shares of common stock in the aggregate reserved under the 2016 Plan may be granted pursuant to stock awards that are not subject to restrictions on transfer and/or forfeiture provisions, and the participant must remain in active employment or service with us or an affiliate until the applicable vesting date.
Except as otherwise provided in the applicable award agreement, if a participant’s employment or provision of services is (1) terminated by death, Disability or by us for any reason other than Cause, all stock underlying a stock award will become fully vested and non-forfeitable, and (2) terminated by us for Cause or by the participant for any reason other than death or Disability, all stock underlying a stock award, to the extent unvested at the time of termination, will be forfeited.
Performance Awards
The right of a participant to exercise or receive a performance award, and its timing, may be subject to performance conditions specified by the Compensation Committee at the time of grant. The Compensation Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any award subject to performance conditions, except as limited under the 2016 Plan in the case of a performance award intended to qualify as performance-based compensation under Section 162(m) of the Code.
If our stockholders approve the 2016 Plan, it will provide us with the potential benefit to take tax deductions associated with certain types of executive equity compensation.
Awards granted under the 2016 Plan may be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Pursuant to Section 162(m) of the Code, we generally may not deduct for federal income tax purposes compensation paid to our chief executive officer or our three other highest paid executive officers (other than our chief financial officer) to the extent that any of these persons receive more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes, we can deduct for federal income tax purposes the compensation paid even if such compensation exceeds $1 million in a single year. For certain awards granted under the 2016 Plan to qualify as fully deductible “performance-based compensation” under Section 162(m) of the Code, among other things, our stockholders must approve the 2016 Plan at this Meeting.
The performance goals for performance awards intended to qualify as performance-based compensation under Section 162(m) of the Code shall be based on one or more of the following business criteria:

•	Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

•	Earnings (either in the aggregate or on a per-share basis);

•	Net income or loss (either in the aggregate or on a per-share basis);

•	Operating profit;

•	Cash flow (either in the aggregate or on a per-share basis);

•	Free cash flow (either in the aggregate on a per-share basis);

•	Non-interest expense;

•	Costs;

•	Gross revenues;

•	Reductions in expense levels;

•	Operating and maintenance cost management and employee productivity;

•	Share price or total stockholder return (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

•	Net economic value;

•	Economic value added or economic value added momentum;

•
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

•	Return on average assets or average equity;

•	Achievement of objectives relating to diversity, employee turnover or other human capital metrics;

•	Results of customer satisfaction surveys or other objective measures of customer experience; and/or

•	Debt ratings, debt leverage, debt service, financings and refinancings.

The Compensation Committee may, on the grant date of an award intended to qualify as “performance-based compensation,” provide that the formula for such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.
     The levels of performance required with respect to any performance goals may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. The Compensation Committee shall specify the weighting (which may be the same or different for multiple performance goals) to be given to each performance goal for purposes of determining the final amount payable with respect to any performance award. Any one or more of the performance goals or the business criteria on which they are based may apply to the participant, a department, unit, division or function within the Company (except for total stockholder return or earnings per share criteria) or any one or more subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).
Settlement of performance awards may be in cash or our common stock, or other awards, or other property, in the discretion of the Compensation Committee. Any performance award based on shares of common stock that is settled in cash will be based on the fair market value of the shares of our common stock subject to the performance award at the time of settlement. The Compensation Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with a performance award, but may not exercise discretion to increase any such amount payable in respect of a performance award intended to constitute “performance-based compensation” for Section 162(m) of the Code.
Outside Director Stock Options
Under the 2016 Plan, the Compensation Committee may grant outside director stock options to outside directors. The exercise price for outside director stock options will be the fair market value of our common stock on the grant date.
The Compensation Committee determines when, and upon what terms and conditions, outside director stock options granted under the 2016 Plan will be exercisable, except that no outside director stock option will be exercisable more than 10 years after the date on which it is granted. The Compensation Committee determines the vesting of outside director stock options at the time of grant, except that no outside director stock option shall become vested earlier than the first anniversary of the date of grant of such outside director stock option, and the outside director must continuously remain a director until the applicable vesting date. The exercise price may generally be paid (1) with cash, (2) unrestricted and vested shares of our common stock owned by the optionee, (3) unless otherwise prohibited by law for either us or the optionee, by irrevocably authorizing a third party to sell shares (or a sufficient portion of the shares) of our common stock acquired upon the exercise of the outside director stock option and remit to us a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, or (4) a combination of the above methods.
Outside Director Stock Awards
Outside director stock awards shall be granted pursuant to the 2016 Plan as determined by the Compensation Committee at the time of grant and as set forth in the applicable outside director stock award agreement.

An outside director stock award will vest and become nonforfeitable as determined by the Compensation Committee at the time of grant and as set forth in the applicable award agreement, provided that no outside director stock award will become vested and nonforfeitable earlier than the first anniversary of the date of grant, provided further that the outside director continuously remains a director through the applicable vesting date.
Change of Control
In the event of a Change in Control (as defined in the 2016 Plan), unless otherwise provided in an award agreement, the Compensation Committee may, in its sole and absolute discretion, provide on a case by case basis that (i) all awards shall terminate, provided that participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Compensation Committee in its sole discretion shall determine and designate, to exercise any award, (ii) all awards shall terminate, provided that participants shall be entitled to a cash payment equal to the Change in Control Price (as defined in the 2016 Plan) with respect to shares subject to the vested portion of the award net of the exercise price thereof, if applicable, (iii) in connection with a liquidation or dissolution of the Company, the awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the exercise price (if applicable), (iv) accelerate the vesting of awards or (v) any combination of the foregoing. In the event that the Compensation Committee does not terminate or convert an award upon a Change in Control, then the award shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).
In the event of a Change in Control, unless otherwise provided in an award agreement or otherwise determined by the Compensation Committee, in the event that a subsidiary or an affiliate ceases to be a subsidiary or affiliate of the Company, the Compensation Committee may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding awards held by a participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to the 2016 Plan; (ii) provide on a case by case basis that some or all outstanding awards held by a participant employed by or performing services for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the award agreement and the 2016 Plan; and/or (iii) treat the employment or other services of a participant performing services for such entity or business unit as terminated, if such participant is not employed by the Company or any subsidiary or affiliate, immediately after such event.
Plan Benefits

Equity Compensation Plans
The following table summarizes the equity compensation plans under which our common stock may be issued as of January 3, 2016. Our stockholders approved all plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	0	0	1,842,167
Equity compensation plans not approved by security holders	0	0	0
Total	0	0	1,842,167
U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences of transactions under the 2016 Plan, based on current U.S. federal income tax laws, which are subject to change. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

Accordingly, participants are urged to consult their own tax advisors concerning the tax consequences to them of their participation in the 2016 Plan.
Non-Qualified Stock Options
Since the exercise price of a non-qualified stock option under the 2016 Plan cannot be less than 100% of the fair market value of our common stock on the grant date, no income will be recognized by a participant at the time a non-qualified stock option is granted. Ordinary (compensation) income will be recognized by a participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares. In the case of a participant who is our employee or an employee of any of our subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld.
     Capital gain or loss on a subsequent sale or other disposition of the shares of common stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the non-qualified stock option will be equal to the sum of the exercise price of an option and the amount recognized and included in income with respect to the share upon exercise of the option.
If a participant makes payment of the exercise price by delivering shares of common stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.
We generally will be entitled to a deduction for federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that we timely comply with the applicable information reporting requirements.
Incentive Stock Options
In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a participant or a deduction to us. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares will be considered as part of the participant’s income for the year in which the incentive stock option is exercised. In addition, a participant generally must be our employee (or of our subsidiary) at all times between the date of grant and the date three months before exercise of the option or the option will be treated as a non-qualified stock option when exercised.
The subsequent sale of the shares of common stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rule will generally result in long-term capital gain to a participant and will not result in a tax deduction to us. To satisfy the holding period rule as to the shares acquired upon exercise of an incentive stock option, a participant must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option.
If the holding period rule is not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the option that is equal to the lesser of (1) the excess of the fair market value on the exercise date of the shares issued to the participant over the exercise price for such shares, or (2) the amount realized on the disposition minus the exercise price for such shares, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. We will generally be entitled to a deduction equal to the amount of the ordinary income.
If a participant makes payment of the exercise price by delivering shares of common stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a participant of shares previously acquired pursuant to the exercise of an incentive stock option before the holding period rule is satisfied will be treated as a taxable disposition.

Stock Appreciation Rights
Since the exercise price of a SAR under the 2016 Plan cannot be less than 100% of the fair market value of our common stock on the grant date, the grant of a SAR will create no tax consequences for the participant or us. Upon the exercise of a SAR, the participant will recognize ordinary (compensation) income, in an amount equal to the fair market value of the common stock received from the exercise for a stock-settled SAR or the cash received for a cash-settled SAR. The participant’s tax basis in the shares of common stock received in the exercise of the SAR will be equal to the ordinary income recognized with respect to the common stock. The participant’s holding period for capital gains purposes for shares acquired after the exercise of a SAR generally begins on the exercise date. The ordinary income attributable to the participant’s exercise of a SAR constitutes wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Upon the exercise of a SAR, we generally will be entitled to a deduction in the amount of the compensation income recognized by the participant.
Restricted Stock
In general, no income will be recognized by a participant at the time shares of restricted stock (“Restricted Shares”) are allocated to him or her. Ordinary (compensation) income will be recognized by a participant at the time his or her Restricted Shares “vest” (i.e., at the time the stock restrictions terminate with respect to such Restricted Shares and the participant is no longer obligated to redeliver such Restricted Shares to us in the event of his or her termination of employment with us and our subsidiaries). The amount of such ordinary income with respect to each Restricted Share will equal the excess, if any, of the fair market value of a share of the common stock on the date the Restricted Shares vest, over the price paid by the participant for the Restricted Shares, if any. This ordinary (compensation) income will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. Any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date the Restricted Shares vested and with the participant’s basis in each share being equal to the price paid by the participant per share of Restricted Shares, if any, plus the amount of ordinary income, if any, recognized with respect to such Restricted Share.
Notwithstanding the foregoing, a participant may, within 30 days after Restricted Shares are allocated to him or her under the 2016 Plan, elect under Section 83(b) of the Code (a “Section 83(b) Election”) to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the common stock on the date the Restricted Shares are allocated over the price paid by the participant for the Restricted Shares, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by us and the participant will be required to make arrangements satisfactory to us regarding the payment of any amounts required to be withheld. If a participant subsequently vests in Restricted Shares as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the participant. If a participant makes a Section 83(b) Election, and subsequently is required under the 2016 Plan to forfeit and redeliver Restricted Shares with respect to which the Section 83(b) Election was made, the participant will not be entitled to a deduction or have a capital loss as a result of such forfeiture. If a Participant vests in Restricted Shares as to which the participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the participant’s holding period measured from the date of allocation and with the participant’s basis in each Restricted Share being equal to the price paid by the participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share on the grant date.
We generally will be entitled to a deduction for federal income tax purposes at such time as the participant recognizes ordinary income with respect to the Restricted Shares. Such deduction will be in an amount equal to the amount included in ordinary income by the participant.
Other Awards
Other awards under the 2016 Plan, including performance awards, generally will result in ordinary (compensation) income to the participant at the later of the time of delivery of cash, shares of our common stock, or other property, or in the case of previously delivered shares or other property and in absence of an appropriate Section 83(b) Election, the time that either the risk of forfeiture or restriction on transferability lapses. We generally would be entitled to a deduction equal to the amount recognized as ordinary income by the participant in connection with an award.

Requirements Regarding “Deferred Compensation”
Section 409A of the Code regulates the federal income tax treatment of all amounts that constitute non-qualified deferred compensation. If a deferred compensation arrangement does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated, meaning that these amounts could become immediately taxable to the recipient of the deferred compensation even if it has not yet been paid. In addition, the IRS may impose substantial tax penalties and interest on the recipient. It is intended that all awards under the 2016 Plan shall comply with Section 409A of the Code and the 2016 Plan and all awards shall be interpreted accordingly.
Effect of Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code imposes a $1,000,000 limit on the amount of compensation that may be deducted by us in any tax year with respect to our chief executive officer and each of the next three most highly paid executive officers (other than our chief financial officer). Compensation that is “qualifying performance-based compensation” is not taken into account in determining whether the limit has been exceeded. Certain awards under the 2016 Plan, such as stock options and SARs granted at fair market value, are treated as qualifying performance-based compensation. As such, any applicable deduction by us related to the exercise of such awards may not be subject to the deductibility limit imposed by Section 162(m) of the Code.
All other awards made under the 2016 Plan would not be treated as qualifying performance-based compensation, except for performance awards designed to qualify as “performance-based compensation” (as described above), with respect to which the applicable performance measures are attained.
Effect of Section 280G of the Internal Revenue Code
Section 280G of the Code limits the deductibility of certain payments made to certain individuals that are contingent upon a change of control if the total amount of such payments equals or exceeds three times a participant’s average annual compensation for the past five years. If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. Amounts that are not deductible under Section 280G of the Code also lower the Section 162(m) $1,000,000 deductible compensation cap. In addition, the person receiving the payments we cannot deduct must pay an excise tax (in addition to any income tax) equal to 20% of such payments. Unless a participant’s award agreement or another agreement with us provides otherwise, if any amounts payable from the 2016 Plan would not be deductible for us because of Section 280G of the Code and subject such participant to a 20% excise tax, such amounts shall be reduced to the extent necessary to allow us to deduct them and prevent imposition of such tax. However, this reduction will not apply if the participant would receive a greater amount after paying the 20% excise tax than such participant would if this reduction did apply.
The board of directors recommends a vote FOR the approval of the adoption of the 2016 Plan.
PROPOSAL 3—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP as the independent registered public accounting firm to audit and report upon the consolidated financial statements of the Company for the fiscal year ending January 1, 2017. Although stockholder ratification of the board’s action in this respect is not required, the board’s considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending January 1, 2017.
A representative of Deloitte & Touche LLP is expected to be present at the meeting and will have the opportunity to make a statement if so desired and is expected to be available to respond to appropriate questions from stockholders.
The majority of the shares present at the meeting and entitled to vote on the subject matter is required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended January 1, 2017.
The board of directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended January 1, 2017. Proxies received in response to this solicitation will be voted FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended January 1, 2017 unless otherwise specified in the proxy.
Fees for Professional Services
The following table sets forth the aggregate fees billed to us for the fiscal years ended January 3, 2016 and December 28, 2014 by our independent registered public accounting firm, Deloitte & Touche LLP:

	Year Ended
	January 3, 2016	December 28, 2014
	(Amounts in thousands)
Audit Fees (1)	$940	$946
Audit-Related Fees (2)	99	103
Total Audit and Audit Related Fees	1,039	1,049
Tax Fees (3)	1	89
All Other Fees	—	—
Total	$1,040	$1,138

 ________________

(1)
Audit fees represents the aggregate fees billed or to be billed for professional services rendered for the audit of our annual consolidated financial statements, review of interim quarterly financial statements included in our quarterly reports on Form 10-Q, and for the effectiveness of our internal controls over financial reporting.

(2)
Audit related fees shown include fees for assurance and related services that are traditionally performed by independent auditors. This includes due diligence related to mergers and acquisitions, and consulting on financial accounting/reporting standards.

(3)	The aggregate tax fees billed for professional services rendered for tax consulting and compliance.
Policy on Audit Committee Pre-Approval of Services Provided by Deloitte & Touche LLP
The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may form one or more subcommittees, each of which shall take such actions as shall be delegated by the Audit Committee; provided, however, the decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.
PROPOSAL 4—TO CONSIDER AND VOTE ON A NON-BINDING STOCKHOLDER PROPOSAL TO REQUEST THAT THE COMPANY'S BOARD OF DIRECTORS INITIATE THE APPROPRIATE PROCESSES TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND/OR BY-LAWS TO REQUIRE A MAJORITY VOTE IN UNCONTESTED ELECTIONS OF DIRECTORS OF THE COMPANY, IF PROPERLY PRESENTED AT THE MEETING
The California State Teachers’ Retirement System (“CalSTRS”) has notified us of its intention to present the following proposal at the meeting. We have been notified that CalSTRS owns 289,668 shares of common stock as of December 15, 2015 and is located at 100 Waterfront Place, MS-04, West Sacramento, CA 95605-2807. In accordance with SEC rules, the text of the stockholder proposal and supporting statement are printed below exactly as they were submitted to us. We are not responsible for the contents of the proposal or supporting statement. If properly presented, this proposal will be voted on at the meeting.

Stockholder Resolution and Supporting Statement

BE IT RESOLVED:
That the shareholders of Carrols Restaurant Group, Inc. hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.
SUPPORTING STATEMENT:
In order to provide shareholders a meaningful role in director elections, the Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, and it will establish a challenging vote standard for board nominees to improve the performance of individual directors and entire boards. Under the Company’s current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because “withheld” votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.
In response to strong shareholder support a substantial number of the nation’s leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 94% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.
CalSTRS is a long-term shareholder of the Company and we believe that accountability is of upmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder’s role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors’ accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.
Please vote FOR this proposal.
Board of Directors Recommendation
Our board of directors has considered the proposal set forth above relating to majority voting for uncontested director elections, and has determined to make no voting recommendation to stockholders. Our board of directors recognizes that there are valid arguments for and against adopting a majority voting standard and is providing stockholders an opportunity to express their views on the topic.
The proposal, which is advisory in nature and not binding on the Company, would constitute a recommendation to our board of directors if approved by stockholders. As a result, approval of this proposal, if properly presented at the meeting, will not result in any amendments to our certificate of incorporation and/or bylaws or any change to the vote required to elect directors. In order to implement majority voting, the Company would need to amend its certificate of incorporation and by-laws.
The majority of the shares present at the meeting and entitled to vote on the subject matter is required for the approval of the non-binding stockholder proposal to request that our board of directors initiate the appropriate processes to amend the Company's certificate of incorporation and/or by-laws to require a majority vote in uncontested elections of directors of the Company, if properly presented at the meeting.
Our board of directors makes NO RECOMMENDATION on the stockholder proposal regarding majority voting in uncontested elections of directors, if properly presented at the meeting. Proxies solicited by our board of directors will be voted ABSTAIN on this proposal, unless otherwise instructed. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Incorporation By Reference
A copy of the our Annual Report on Form 10-K and all of the exhibits attached for the fiscal year ended January 3, 2016, as filed with the SEC and amended, may be obtained from www.proxyvote.com or the SEC’s website at www.sec.gov. In addition, upon written request, we will send a complete copy of the Annual Report on Form 10-K as instructed on the Notice or below under “Other Matters.”
Other Matters
Stockholder proposals intended for inclusion in our proxy statement relating to the Annual Meeting of Stockholders in 2017 must be received by us no later than December 31, 2016. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the 2017 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by the Company on or prior to March 16, 2017 and certain other conditions of the applicable rules of the SEC are satisfied. Under our amended and restated bylaws, proposals of stockholders not intended for inclusion in the proxy statement, but intended to be raised at our regularly scheduled Annual Meeting of Stockholders to be held in 2017, including nominations for election as directors of persons other than nominees of the board of directors, must be received not more than 120 days prior to the 2017 Annual Meeting and no later than the later of (i) the close of business on the 90th day prior to the 2017 Annual Meeting of Stockholders and (ii) the 10th day following the day on which public announcement of the date of the 2017 Annual Meeting of Stockholders is first made by us. Such proposals must comply with the procedures outlined in our amended and restated bylaws, which may be found on our website www.carrols.com or a copy of which is available upon request from the Secretary of the Company, 968 James Street, Syracuse, New York 13203.
We will bear the cost of preparing, assembling and mailing the notice and, if requested, the form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation and all costs associated with the SEC rule that allows us to deliver our proxy materials to stockholders via the Internet. In addition to solicitation of proxies by use of the Internet, telephone and mail, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.
We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the notice to their principals and to request instructions for voting the proxies. We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.
COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 3, 2016, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO WILLIAM E. MYERS, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY, CARROLS RESTAURANT GROUP, INC., 968 JAMES STREET, SYRACUSE, NEW YORK 13203, OR ORAL REQUEST TO MR. MYERS AT 315-424-0513.
Our board of directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

WE ENCOURAGE YOU TO AUTHORIZE YOUR PROXY ELECTRONICALLY BY GOING TO THE WEBSITE WWW.PROXYVOTE.COM OR BY CALLING THE TOLL-FREE NUMBER (FOR RESIDENTS OF THE UNITED STATES AND CANADA) LISTED ON YOUR NOTICE AND PROXY CARD. PLEASE HAVE YOUR NOTICE OR PROXY CARD IN HAND WHEN GOING ONLINE OR CALLING. IF YOU AUTHORIZE YOUR PROXY ELECTRONICALLY OVER THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

IF YOU CHOOSE TO AUTHORIZE YOUR PROXY BY MAIL, SIMPLY MARK YOUR PROXY CARD, AND THEN DATE, SIGN AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

By order of the Board of Directors,

WILLIAM E. MYERS,
Vice President, General Counsel and Secretary
968 James Street
Syracuse, New York 13203
April 29, 2016

APPENDIX A

CARROLS RESTAURANT GROUP, INC.
2016 STOCK INCENTIVE PLAN

1.	ESTABLISHMENT AND PURPOSE.
The Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan (the “Plan”) is established by Carrols Restaurant Group, Inc., a Delaware corporation (the “Company”), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants’ interests with those of the Company’s other stockholders. The Plan is adopted as of April 26, 2016, subject to approval by the Company’s stockholders within 12 months after such adoption date. No Awards shall be granted hereunder prior to the approval of the Plan by the Company’s stockholders. No Award shall be granted hereunder on or after the date 10 years after the Effective Date or such earlier date as of which the Plan is discontinued by the Board as provided herein. The Plan shall terminate on April 26, 2026 or such earlier time as the Board may determine.
Certain terms used herein are defined as set forth in Section 12.

2.	ADMINISTRATION; ELIGIBILITY.
The Plan shall be administered by the Compensation Committee of the Board, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be “non-employee directors” within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder and “outside directors” within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. As used herein, the term “Administrator” means the Board, the Compensation Committee or any of the Board’s other Committees as shall be administering the Plan or any individual delegated authority to act as the Administrator in accordance with this Section 2.
The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Subject to Section 409A of the Code, Awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including, subject to the requirements under the Plan, a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.
Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

(a)	to select the Eligible Individuals to whom Awards may from time to time be granted, provided that Outside Directors of the Company shall receive Outside Director Awards pursuant to Sections 8 and 9;

(b)	to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Stock to be covered by each Award granted hereunder;

(d)	to approve forms of agreement for use under the Plan;

(e)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

(f)
to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan;

(g)	to determine the Fair Market Value; and

(h)	to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.
The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.
In order to assure the viability of Awards granted to Participants employed in foreign countries who are not subject to U.S. tax law, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 3 of the Plan.
Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.
Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.
No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual’s own willful misconduct or as expressly provided by law.

3.	STOCK SUBJECT TO PLAN
Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 4,000,000 shares.
To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, any shares of Restricted Stock (as defined in Section 9) are forfeited, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards. Notwithstanding the preceding sentence, shares of stock used to pay the exercise price or withholding taxes related to an outstanding Award shall be treated as issued under the Plan and may not again be made available for issuance as Awards under the Plan. Any Stock Appreciation Right awarded under the Plan will count as granted and not as settled if settled in Stock.
Subject to adjustment as provided in this Section 3, (a) the maximum number of shares of Stock that may be covered by Stock Options, Stock Appreciation Rights, and Stock Awards, in the aggregate, to any one Participant during any calendar year shall be 275,000 shares. With respect to Performance Awards, no Covered Employee shall be granted a Performance Award which (a) could result in such Covered Employee receiving more than 275,000 shares of Stock during any calendar year or (b) could result in such Covered Employee receiving more than $1,000,000 during any calendar year. If any portion of an Award is used to pay the exercise price or withholding taxes related to an outstanding Award, such portion shall continue to count against the foregoing limits with respect to any additional grants made to the same Participant for such calendar year. Any Award settled in cash will be based on the Fair Market Value of the shares of Stock subject to such Award.
In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options, Outside Director Stock Options, and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number and any fractional share resulting from an adjustment or substitution provided for hereunder shall be rounded up to the nearest whole share.
In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option and Outside Director Stock Option, to the extent not theretofore exercised, shall terminate forthwith.
Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.

4.	STOCK OPTIONS.
Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to associates of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company’s stockholders, whichever is earlier.
Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.
Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.
To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.
Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

(b)
Option Term. The term of a Stock Option shall be determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided, however, that no Stock Option shall be exercisable more than 10 years after the date that the Stock Option is granted (or more than five years after the date that the Stock Option is granted in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder).

(c)
Vesting. A Stock Option shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided that no Stock Option shall become vested earlier than the first anniversary of the date of grant of such Stock Option; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.

(d)
Exercisability. Stock Options shall be exercisable to the extent vested; provided that the exercise of a Stock Option shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable option agreement.

(e)
Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable award agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.
Unless otherwise determined by the Administrator, if payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of stock that is subject to restrictions on transfer and/or forfeiture provisions, some or all of the Stock received upon such exercise shall be subject to the same restrictions as such Stock. The number of shares of Stock received upon such exercise that shall be subject to such restrictions shall equal the number of shares of Stock used for payment of the option exercise price.
No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Stock Options. Except as otherwise provided in the applicable award agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee’s lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms “holder” and “Optionee” include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

(g)
Termination by Death or Disability. Except as otherwise provided in the applicable award agreement, if an Optionee’s employment or provision of services terminates by reason of death or Disability, any Stock Option held by such Optionee shall be fully vested upon such death or termination of employment or provision of services and may thereafter be exercised for a period of one year from the date of such death, Disability or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h)
Termination by Reason of Retirement. Except as otherwise provided in the applicable award agreement, if an Optionee’s employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Optionee for a period of six months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(i)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable award agreement, if an Optionee’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)
Involuntary Termination for Cause. Except as otherwise provided in the applicable award agreement, if an Optionee’s employment or provision of services terminates involuntarily for Cause, all Stock Options held by such Optionee, whether or not then vested and exercisable, shall thereupon terminate.

(k)
Other Termination. Except as otherwise provided in the applicable award agreement, if an Optionee’s employment or provision of services is terminated by the Optionee for any reason other than those listed in Sections 4(g) and 4(h) noted previously, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

(l)
Exception to Termination. If employment or provision of services by the Optionee to the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(m)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (k) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

5.	STOCK APPRECIATION RIGHTS.
Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant.
Stock Appreciation Rights shall be evidenced by award agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.
A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.
Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

(a)
Exercise Price. The exercise price per share of Stock Appreciation Right shall be determined by the Administrator at the time of grant and set forth in the applicable stock appreciation right agreement; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Appreciation Right is granted.

(b)
Stock Appreciation Right Term. The term of a Stock Appreciation Right shall be determined by the Administrator at the time of grant and set forth in the applicable award agreement, provided, however, that no Stock Appreciation Right shall be exercisable more than 10 years after the date that the Stock Appreciation Right is granted.

(c)
Vesting. A Stock Appreciation Right shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable award agreement, provided that no Stock Appreciation Right shall become vested earlier than the first anniversary of the date of grant of such Stock Appreciation Right; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date.

(d)
Exercisability. Stock Appreciation Rights shall be exercisable to the extent vested; provided that the exercise of a Stock Appreciation Right shall be subject to such additional terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator and listed in the applicable award agreement.

(e)
Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

(f)
Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash or in shares of Stock, as set forth in the award agreement, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(g)
Transferability of Stock Appreciation Rights. Except as otherwise provided in the applicable award agreement, a Stock Appreciation Right (i) shall be transferable by the Participant to a Family Member of the Participant, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Appreciation Right shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. A Stock Appreciation Right shall be exercisable, during the Participant’s lifetime, only by the Participant or by the guardian or legal representative of the Participant, it being understood that the terms “holder” and “Participant” include the guardian and legal representative of the Participant named in the applicable award agreement and any person to whom the Stock Appreciation Right is transferred (X) pursuant to the first sentence of this Section 5(g) or pursuant to the applicable stock appreciation rights agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of a Participant’s employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Appreciation Right was originally granted.

(h)
Termination by Death or Disability. Except as otherwise provided in the applicable stock appreciation rights agreement, if a Participant’s employment or provision of services terminates by reason of death or Disability, any Stock Appreciation Right held by such Participant shall be fully vested upon such death or termination of employment or provision of services and may thereafter be exercised for a period of one year from the date of such death, Disability or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter.

(i)
Termination by Reason of Retirement. Except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant, to the extent it was exercisable at the time of termination, may thereafter be exercised by the Participant for a period of six months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(j)
Involuntary Termination Without Cause. Except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(k)
Involuntary Termination for Cause. Except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services terminates involuntarily for Cause, Stock Appreciation Rights held by such Participant, whether or not then vested and exercisable, shall thereupon terminate.

(l)
Other Termination. Except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services is terminated by the Participant for any reason other than those listed in Sections 5(h) and 5(i), any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

(m)
Exception to Termination. If provision of services by the Participant to the Company or an Affiliate ceases as a result of a transfer of such Participant from the Company or an Affiliate, or from an Affiliate to the Company, or from one classification of Eligible Individual to another classification of Eligible Individual, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for a Participant who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

(n)
Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (h), (i), (j), or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company’s insider trading policy.

6.	STOCK AWARDS.
Stock Awards may be directly issued under the Plan, subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator and set forth in the applicable award agreement. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant’s period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator at the time of grant and set forth in the applicable award agreement. A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of “Restricted Stock” or “Restricted Stock Units.” Except as otherwise provided below, no Stock Award shall become vested earlier than the first anniversary of the date of such Stock Award; and provided, further, that the Participant shall have continuously remained in the active employment of the Company or an Affiliate until the applicable vesting date. Notwithstanding the above vesting requirement, up to five percent (5%) of the shares of Stock in the aggregate reserved under the Plan may be granted pursuant to Stock Awards that are not subject to restrictions on transfer and/or forfeiture provisions.
Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award. Restricted Stock Units shall be evidenced by a book entry in a notional account maintained under the Participant’s name in the Company’s books and records.
A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

(a)	cash or cash equivalents;

(b)	past services rendered to the Company or any Affiliate; or

(c)
future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

With respect to a Restricted Stock Award, a Participant, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock Award to such Participant and/or cause the forfeiture of any Restricted Stock Award as to which restrictions have not yet lapsed.
Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment and provision of services is terminated (A) by the Company for any reason other than Cause or (B) by reason of the Participant’s death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall become fully vested and non-forfeitable.
Notwithstanding anything herein to the contrary and except as otherwise provided in the applicable award agreement, if a Participant’s employment or provision of services is terminated (A) by the Company for Cause or (B) by the Participant for any reason other than death or Disability, all Stock underlying a Stock Award, to the extent unvested at the time of termination, shall be forfeited.

7.	PERFORMANCE AWARDS.

(a)
Performance Conditions. The right of a Participant to exercise or receive a Performance Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

(b)
Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall comply with the requirements set forth in this Section 7(b).

(i)
Performance Goals Generally. The performance goals for such Performance Awards shall be based on one or more of the business criteria set forth in Section 7(b)(ii) and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being “substantially uncertain.” The Administrator may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards.

(ii)
Business Criteria. Unless and until the Company proposes for stockholder vote, and stockholders approve, a change in the business criteria set forth in this Section 7(b)(ii), Awards (other than Stock Options and Stock Appreciation Rights) designed to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code shall be based on one or more of the following business criteria, which shall be set forth in the applicable Performance Award agreement:

(A)	Earnings before any or all of interest, tax, depreciation or amortization (actual and adjusted and either in the aggregate or on a per-share basis);

(B)	Earnings (either in the aggregate or on a per-share basis);

(C)	Net income or loss (either in the aggregate or on a per-share basis);

(D)	Operating profit;

(E)	Cash flow (either in the aggregate or on a per-share basis);

(F)	Free cash flow (either in the aggregate on a per-share basis);

(G)	Non-interest expense;

(H)	Costs;

(I)	Gross revenues;

(J)	Reductions in expense levels;

(K)	Operating and maintenance cost management and employee productivity;

(L)	Share price or total stockholder return (including growth measures and total stockholder return or attainment by the shares of a specified value for a specified period of time);

(M)	Net economic value;

(N)	Economic value added or economic value added momentum;

(O)
Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, sales, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals relating to acquisitions or divestitures;

(P)	Return on average assets or average equity;

(Q)	Achievement of objectives relating to diversity, employee turnover or other human capital metrics;

(R)	Results of customer satisfaction surveys or other objective measures of customer experience; and/or

(S)
Debt ratings, debt leverage, debt service, financings and refinancings; provided, however, that (I) the foregoing business criteria may be applied on a pre- or post-tax basis; and (II) the Administrator may, on the grant date of an Award intended to qualify as “performance-based compensation,” provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, non-recurring gain or loss.

(iii)
Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months’ duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Section 162(m) of the Code. The levels of performance required with respect to any performance goals may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance goals may differ for Awards to different Participants. The Administrator shall specify the weighting (which may be the same or different for multiple performance goals) to be given to each performance goal for purposes of determining the final amount payable with respect to any such Performance Award. Any one or more of the performance goals or the business criteria on which they are based may apply to the Participant, a department, unit, division or function within the Company (except for total stockholder return or earnings per share criteria) or any one or more Subsidiaries, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(iv)
Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock as specified in the award agreement, or other Awards, or other property, in the discretion of the Administrator. Any Performance Award based on shares of Stock that is settled in cash will be based on the Fair Market Value of the shares of Stock subject to such Performance Award. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). All determinations of the Administrator as to the achievement of the performance goals applicable to a Performance Award subject to this Section 7(b) shall be in writing prior to the payment of the Award.

8.	OUTSIDE DIRECTOR STOCK OPTIONS.
Outside Director Stock Options shall be evidenced by award agreements, each in a form approved by the Administrator.
Outside Director Stock Options granted under this Section 8 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

(a)
Exercise Price. The exercise price per share of Stock purchasable under an Outside Director Stock Option shall be the Fair Market Value per share on the date the Outside Director Stock Option is granted.

(b)	Option Term. No Outside Director Stock Option shall be exercisable more than ten years after the date that the Outside Director Stock Option is granted.

(c)
Vesting. An Outside Director Stock Option shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable option agreement, provided that no Outside Director Stock Option shall become vested earlier than the first anniversary of the date of grant of such Outside Director Stock Option; provided further, that, the Outside Director shall have continuously remained a Director of the Company until the applicable vesting date.

(d)	Exercisability. Outside Director Stock Options shall be exercisable to the extent vested.

(e)
Method of Exercise. Outside Director Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Outside Director Stock Option to be purchased.

The option price of any Outside Director Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of shares of unrestricted and vested Stock already owned by the Outside Director, based on the Fair Market Value of the Stock on the date the Outside Director Stock Option is exercised; (ii) by certifying ownership of shares of Stock owned by the Outside Director to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Outside Director, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Outside Director Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Outside Director Stock Option for financial reporting purposes.
If payment of the option exercise price of an Outside Director Stock Option is made in whole or in part in the form of Stock, some or all of the Stock received upon such exercise shall be subject to the same restrictions as such Stock. The number of shares of Stock received upon such exercise that shall be subject to such restrictions shall equal the number of shares of Stock used for payment of the option exercise price.
No shares of Stock shall be issued upon exercise of an Outside Director Stock Option until full payment therefor has been made. Upon exercise of an Outside Director Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Outside Director Stock Option has been exercised, and the Outside Director shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company’s official stockholder records, except as otherwise provided herein or in the applicable option agreement.

(f)
Transferability of Outside Director Stock Options. An Outside Director Stock Option (i) shall be transferable by the Outside Director to a Family Member of the Outside Director, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Outside Director Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Outside Director Stock Option shall be exercisable, during the Outside Director’s lifetime, only by the Outside Director or by the guardian or legal representative of the Outside Director, it being understood that the terms “holder” and “Outside Director” include the guardian and legal representative of the Outside Director named in the applicable option agreement and any person to whom the Outside Director Stock Option is transferred (X) pursuant to the first sentence of this Section 8(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Outside Director’s provision of services shall mean the termination or cessation of the Outside Director’s status as an Eligible Individual.

9.	OUTSIDE DIRECTOR STOCK AWARDS.
Outside Director Stock Awards shall be granted pursuant to this Section 9 as determined by the Administrator at the time of grant and as set forth in the applicable Outside Director Stock award agreement.
The Stock subject to Outside Director Stock Awards granted under this Section 9 shall vest and become nonforfeitable based on the Outside Director’s provision of services as a Director, and is therefore an award of “Restricted Stock.”
An Outside Director Stock Award shall become vested and nonforfeitable as determined by the Administrator at the time of grant and set forth in the applicable award agreement, provided that no Outside Stock Director Award shall become vested and nonforfeitable earlier than the first anniversary of the date of such Outside Director Stock Award; provided further that, the Outside Director shall have continuously remained a Director of the Company until the applicable vesting date.
Shares representing an Outside Director Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Outside Director deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.
With respect to an Outside Director Stock Award, an Outside Director, at his or her option, will be entitled to make the election permitted under Section 83(b) of the Code, to include in gross income in the taxable year in which the Outside Director Stock Award is transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Outside Director Stock Award as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed award agreements as it deems appropriate and failure by an Outside Director to comply with such rules shall, without limitation, terminate the grant of such Outside Director Stock Award to such Outside Director and/or cause the forfeiture of any Outside Director Stock Award (or any portion thereof) as to which restrictions have not yet lapsed.

10.	CHANGE IN CONTROL PROVISIONS.

(a)
Change in Control. Notwithstanding any other provision of the Plan to the contrary and unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control, the Administrator may, in its sole and absolute discretion, provide on a case by case basis that (i) all Awards shall terminate, provided that Participants shall have the right, immediately prior to the occurrence of such Change in Control and during such reasonable period as the Administrator in its sole discretion shall determine and designate, to exercise any Award, (ii) all Awards shall terminate, provided that Participants shall be entitled to a cash payment equal to the Change in Control Price with respect to shares subject to the vested portion of the Award net of the Exercise Price thereof, if applicable, (iii) in connection with a liquidation or dissolution of the Company, the Awards, to the extent vested, shall convert into the right to receive liquidation proceeds net of the Exercise Price (if applicable), (iv) accelerate the vesting of Awards or (v) any combination of the foregoing. In the event that the Administrator does not terminate or convert an Award upon a Change in Control of the Company, then the Award shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring, or succeeding corporation (or an affiliate thereof).

(b)
Change in Status of a Subsidiary or Affiliate. Notwithstanding any other provision of the Plan to the contrary and unless otherwise provided in an Award Agreement or otherwise determined by the Administrator, in the event that a Subsidiary or an Affiliate ceases to be a Subsidiary or Affiliate of the Company, the Administrator may, in its sole and absolute discretion: (i) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing service for such entity or business unit may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan; (ii) provide on a case by case basis that some or all outstanding Awards held by a Participant employed by or performing services for such entity or business unit may remain outstanding, may continue to vest, and/or may remain exercisable for a period not exceeding one (1) year, subject to the terms of the Award Agreement and this Plan; and/or (iii) treat the employment or other services of a Participant performing services for such entity or business unit as terminated, if such Participant is not employed by the Company or any Subsidiary or Affiliate, immediately after such event.

(c)	Definition of Change in Control.

(i)	For purposes of the Plan, a “Change in Control” shall occur or be deemed to have occurred only if any of the following events occur:

(A)
The acquisition, directly or indirectly, by any person or group (as those terms are defined in Sections 3(a)(9), 13(d) and 14(d) of the Exchange Act and the rules thereunder) of beneficial ownership (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (voting securities) of the Company that represent 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than:

(1)
An acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company; or

(2)
An acquisition of voting securities by the Company or a corporation owned, directly or indirectly by all of the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company.

Notwithstanding the foregoing, the following event shall not constitute an acquisition by any person or group for purposes of this subsection (a): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 50% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 50% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control; or

(B)
Individuals who, as of Effective Date, constitute the Board of Directors of the Company (as of the Effective Date, the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board during any two year period, provided that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors on the Board) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(C)
The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) the acquisition of assets or stock of another entity, in each case other than a transaction:

(1)
Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by the remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; and

(2)
After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(D)	A sale or disposition of all or substantially all of the Company’s assets; or

(E)	The Company’s stockholders approve a liquidation or dissolution of the Company.
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

(ii)	For purposes of Section 10(b), stock ownership is determined under Section 409A of the Code.

(d)
Change in Control Price. For purposes of the Plan, “Change in Control Price” means the Fair Market Value (which may be the amount of consideration per share of Stock received by the holder of Stock in connection with the Change in Control transaction or, in the case of a tender or exchange offer, the highest price per share of Stock paid in such tender or exchange offer, in each case, as determined by the Administrator in accordance with Section 12(n) hereunder) of a share of Stock on the date of a Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

11.	MISCELLANEOUS.

(a)
Repricing. Unless such action is approved by the Company's stockholders in accordance with applicable law: (i) no outstanding Stock Option, Outside Director Stock Option or Stock Appreciation Right granted under the Plan may be amended to provide an exercise Price that is lower than the then-current exercise price of such outstanding Award (other than adjustments to the exercise price pursuant to Section 3); (ii) the Administrator may not cancel any outstanding Stock Option, Outside Director Stock Option or Stock Appreciation Right and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Stock and having an exercise price lower than the then-current exercise price of the cancelled Awards (other than adjustments to the exercise Price pursuant to Sections 3); and (iii) the Administrator may not authorize the repurchase of an outstanding Stock Option, Outside Director Stock Option or Stock Appreciation Right which has an exercise price that is higher than the then-current fair market value of the Stock (other than adjustments to the exercise price pursuant to Section 3). This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

(b)
Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company’s shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant’s consent.

(c)
Unfunded Status of Plan. It is intended that this Plan be an “unfunded” plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of this Plan.

(d)	General Provisions.

(i)
Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(ii)	Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

(iii)
The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

(iv)
No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

(v)
The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant’s death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

(vi)
Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

(vii)
The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

(viii)	Reserved.

(ix)
To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(x)	The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

(xi)
If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

(xii)
This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

(xiii)
This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

(xiv)
None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Stock or an Award from such holder in accordance with the terms hereof.

(xv)	This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

(xvi)
In the event any Award granted under this Plan becomes subject to Section 409A of the Code, the provisions of Section 409A of the Code and the regulations issued thereunder shall be incorporated herein by reference to the extent necessary for the Award to comply therewith. In such event, the provisions of this Plan and the Award shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and this Plan and the Award shall be administered accordingly. If any term or condition of this Plan or Award would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. Notwithstanding any provisions in this Plan or Award to the contrary, to the extent that Section 409A of the Code would cause an adverse tax consequence to the Participant, then with respect to such Participant: (i) a Change in Control shall not be deemed to occur unless the Change in Control meets the definition ascribed to the phrase “Change in the Ownership or Effective Control of a Corporation or in the Ownership of a Substantial Portion of the Assets of a Corporation” under Treasury Department Regulation 1.409A-3(i)(5), (ii) a Disability shall not be deemed to occur unless the Disability meets the definition ascribed to the phrase "disability" under Treasury Department Regulation 1.409A-3(i)(4), (iii) a termination of employment shall mean a “separation from service” under Section 409A of the Code, and (iv) if the Participant is deemed to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B), then with regard to any payment that is considered non-qualified deferred compensation under Section 409A of the Code payable on account of a “separation from service,” such payment shall be made or at the date which is the earlier of (A) the expiration of the six (6)-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant's death. Notwithstanding the foregoing, the Company makes no representations that any payments and benefits provided under the Plan are exempt from or comply with Section 409A of the Code, and in no event will the Company be liable for all or any portion of any taxes, penalties, interest, or other expenses that may be incurred by a Participant on account of non-compliance with Section 409A of the Code.

12.	DEFINITIONS.
For purposes of this Plan, the following terms are defined as set forth below:

(a)
“Affiliate” means a corporation or other entity (i) controlled by the Company and which, in the case of grants of Stock Options, Outside Director Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to an Eligible Individual, and (ii) is designated by the Administrator as such.

(b)	“Award” means a Stock Appreciation Right, Stock Option, Stock Award, Outside Director Stock Option or Outside Director Stock Award.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Board Meeting” means meeting of the Board of Directors of the Company.

(e)
“Cause” means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary, (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries, or (iv) the Participant’s substantial disregard in the performance of the Participant’s duties and/or responsibilities with respect to the Company and/or a Subsidiary, which disregard shall continue after notice to the Participant and a reasonable opportunity to cure such behavior. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term “Cause” (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

(f)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(g)	“Commission” means the Securities and Exchange Commission or any successor agency.

(h)
“Committee” means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3, an “outside director” under Section 162(m) of the Code, an “independent director” as defined by the Sarbanes-Oxley Act of 2002, and “independent” as defined by the rules of any stock exchange or market on which the Stock is listed.

(i)	“Covered Employee” means a person who is a “covered employee” within the meaning of Section 162(m) of the Code.

(j)	“Director” means a member of the Company’s Board.

(k)
“Disability” means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term “Disability” (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(l)	“Effective Date” means April 26, 2016.

(m)
“Eligible Individual” means any (i) officer, employee, associate or director of the Company or a Subsidiary or Affiliate, (ii) any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or (iii) employees of (x) a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company and, if applicable, the Subsidiary, be classified as the “service recipient” (as defined in the regulations under Section 409A of the Code) with respect to such employees and (y) who hold options with respect to the stock of such corporation which the Company has agreed to assume.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o)
“Fair Market Value” means, as of any given date, the fair market value of the Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation, the NASDAQ Global Market, its fair market value on such date shall be the reported closing selling price for the Stock on the principal securities exchange or national market system on which the Stock is at such date listed for trading; provided that if there are no sales of Stock on that date, then the reported closing selling price for the Stock on the next preceding date shall be determinative of fair market value; or (ii) if the Stock is listed on the OTC Electronic Bulletin Board, its fair market value on such date shall be the closing selling price on such date for the Stock as reported on the OTC Electronic Bulletin Board; provided that if there are no sales of the Stock on that date, then the reported closing selling price for the Stock on the next preceding date for which such closing selling price is quoted shall be determinative of fair market value; or, (iii) if the Stock is not traded on the OTC Electronic Bulletin Board, an exchange, or a national market system, or notwithstanding (i) and (ii) above, if a determination of Fair Market Value under (i) or (ii) above would violate the rules under Section 409A of the Code and the regulations thereunder with respect to the determination of fair market value, Fair Market Value of the Stock on such date shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons. In the event of a Change in Control, notwithstanding the foregoing provisions of this Section 12(o), Fair Market Value of the Stock in connection with such Change in Control transaction shall be determined in good faith by the Administrator in accordance with Section 409A of the Code and the regulations issued thereunder, and such determination shall be conclusive and binding on all persons.

(p)
“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant’s household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant’s death for purposes of administration of the Participant’s estate or upon the Participant’s incompetency for purposes of the protection and management of the assets of the Participant.

(q)	“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(r)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)	“Optionee” means a person who holds a Stock Option.

(t)
“Outside Director” means (i) if the Stock is listed for trading on any established stock exchange or national market system, a person who is an “independent” Director of the Company within the meaning of the rules then in effect governing the listing of securities (including, without limitation, the NASDAQ Marketplace Rule 4200) on the established stock exchange or national market system on which the Stock is then listed for trading (including, without limitation, the NASDAQ Global Market, or (ii) if the Stock is not listed for trading on an established stock exchange or national market system, a person who is a “non-employee director” of the Company within the meaning of Section 16 of the Exchange Act and the regulations promulgated thereunder (irrespective of whether Section 16 of the Exchange Act is applicable to the Company or such Director).

(u)	“Outside Director Award” means an Outside Director Stock Option or Outside Director Stock Award.

(v)	“Outside Director Stock Award” means an Award, other than a Stock Option, Stock Appreciation Right, Stock Award or Outside Director Stock Option, made in Stock or denominated in shares of Stock.

(w)	“Outside Director Stock Option” means an Option granted under Section 8.

(x)	“Participant” means a person granted an Award.

(y)	“Performance Award” means a right, granted to a Participant under Section 7, to receive Awards or cash settled payments based upon performance criteria specified by the Administrator.

(z)
“Representative” means (i) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant’s death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

(aa)	“Retirement” means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

(ab)	“Stock” means the common stock, par value $.01 per share, of the Company.

(ac)	“Stock Appreciation Right” means a right granted under Section 5.

(ad)	“Stock Award” means an Award, other than a Stock Option, Outside Director Stock Option, Stock Appreciation Right or Outside Director Stock Award, made in Stock or denominated in shares of Stock.

(ae)	“Stock Option” means an option granted under Section 4.

(af)	“Subsidiary” means any company during any period in which it is a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) with respect to the Company.

(ag)
“Ten Percent Holder” means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the places they are first used.

A-1

CARROLS RESTAURANT GROUP, INC.
ATTN: PAUL R. FLANDERS, VP/CFO
968 JAMES STREET
SYRACUSE, NY 13203

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10084-P73979

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARROLS RESTAURANT GROUP, INC.

The Board of Directors recommends that you vote FOR items 1, 2 and 3. The Board of Directors makes NO RECOMMENDATION on item 4.

1. To elect as Class I Director of Carrols Restaurant Group, Inc., the nominee below:

Nominee:

01) Daniel T. Accordino

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

5. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **If no such direction is made, this proxy will be voted FOR items 1, 2 and 3 and will be voted ABSTAIN on item 4.** If any other matters properly come before the meeting, the person(s) named in this proxy will vote in their discretion.

These items of business are more fully described in the Proxy Statement. Only stockholders of record on April 15, 2016, may vote at the meeting or any adjournment thereof. To vote by Internet, go to www.proxyvote.com.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] ____ Date ____

Signature (Joint Owners) ____ Date ____

CARROLS RESTAURANT GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

June 10, 2016

9:00 A.M. EDT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com.

E10085-P73979

CARROLS RESTAURANT GROUP, INC.
PROXY FOR HOLDERS OF COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder hereby appoints Paul R. Flanders and William E. Myers, or either of them, as proxies, each with full power of substitution and revocation, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CARROLS RESTAURANT GROUP, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. EDT on Friday, June 10, 2016, at the Crowne Plaza Hotel Syracuse, 701 East Genesee Street, Syracuse, NY 13210 and any adjournment or postponement thereof. Only stockholders of record on April 15, 2016, may vote at the meeting or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND 3 AND ABSTAIN ON PROPOSAL 4.

Continued and to be signed on reverse side